UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02857
                                   811-21434

Name of Fund:  BlackRock Total Return Fund of BlackRock Bond Fund, Inc.
               Master Total Return Portfolio of Master Bond LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive
       Officer, BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 09/30/2007

Date of reporting period: 10/01/2006 - 09/30/2007

Item 1 -   Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Total Return Fund
OF BLACKROCK BOND FUND, INC.


ANNUAL REPORT    SEPTEMBER 30, 2007



(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Bond Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Total Return Fund of BlackRock Bond Fund, Inc.


Table of Contents                                                  Page

A Letter to Shareholders                                              3
Annual Report:
Fund Summary                                                          4
About Fund Performance                                                6
Disclosure of Expenses                                                7
Fund Financial Statements:
   Statement of Assets and Liabilities                                9
   Statement of Operations                                           10
   Statements of Changes in Net Assets                               11
Fund Financial Highlights                                            12
Fund Notes to Financial Statements                                   24
Fund Report of Independent Registered Public Accounting Firm         32
Important Tax information                                            32
Master Portfolio Information                                         33
Master Financial Statements:
   Master Schedule of Investments                                    34
   Statement of Assets and Liabilities                               48
   Statement of Operations                                           49
   Statement of Changes in Net Assets                                50
Master Financial Highlights                                          50
Master Notes to Financial Statements                                 51
Master Report of Independent Registered Public Accounting Firm       55
Officers and Directors                                               56
Proxy Results                                                        59
BlackRock Fund Information                                           60
Mutual Fund Family                                                   62



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



A Letter to Shareholders


Dear Shareholder


The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread "credit crunch" that crept into other areas of the market. The U.S. Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed federal funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted generally positive results for the six-month period, and relatively stronger returns for the full year ended September 30, 2007:



Total Returns as of September 30, 2007                                              6-month      12-month
U.S. equities (S&P 500 Index)                                                         +8.44%      +16.44%
Small cap U.S. equities (Russell 2000 Index)                                          +1.19       +12.34
International equities (MSCI Europe, Australasia, Far East Index)                     +8.72       +24.86
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                              +2.31       + 5.14
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                        +1.15       + 3.10
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)      +0.56       + 7.62

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.


As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: Third Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


/s/ Robert C. Doll, Jr.
-----------------------
Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.


THIS PAGE NOT PART OF YOUR FUND REPORT




Fund Summary


Portfolio Management Commentary


   The Fund was formerly known as BlackRock Bond Fund.

   How did the Fund perform?

*  The Fund's total return lagged that of its benchmark for the period.


   What factors influenced performance?

* The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Federal Reserve Board (the "Fed") would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

* Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and help prevent any negative spillover in the economy.

* Spread sectors (mortgage-backed securities, commercial MBS, investment-grade corporate bonds, asset-backed securities and U.S. agency issues), which had outperformed Treasury issues in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

* Detracting from Fund performance was our overweight exposure to mortgage pass-through securities and commercial mortgages. Although their performance lagged amid the subprime turmoil, we believe these securities were unduly punished and are positioned to perform well as the markets heal. Our allocation to global bonds also hampered relative performance.

* Benefiting Fund results was our underweighting of corporate and agency bonds, which also suffered amid the recent credit crunch. Favorable bond security selection also was a positive contributor, as was our opportunistic allocation to the high yield and emerging markets sectors.


   Describe recent portfolio activity.

* We continued to emphasize high-quality, short-duration assets. We increased our overall allocation to high-quality bonds in the residential and commercial mortgage markets as spreads widened in these sectors.

* The Portfolio remained underweight relative to its benchmark in corporate bonds throughout the year. However, we closed the gap somewhat in the second half by adding to investment grade corporate debt in both the new-issue and secondary market.


   Describe the Portfolio's positioning at period-end.

* The Portfolio's duration (a measure of interest rate sensitivity) was modestly short relative to its benchmark. We also had a small yield curve steepening bias, reflecting our view that the relatively flat yield curve will return to a more normal slope in time.

* The Portfolio maintains large overweight positions in residential and commercial mortgages. Fundamentally, we believe current valuations for mortgages are very attractive. We remained underweight in the investment grade corporate and agency markets. From a sector perspective, we are overweight in financials and underweight in industrials, utilities and non-corporate sectors.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++ and Investor A Shares*++ compared to a similar investment in Lehman Brothers U.S. Aggregate Bond Index++++ and Merrill Lynch Corporate Master Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

12/7/2001**                                    $10,000.00
September 2002                                 $10,724.00
September 2003                                 $11,458.00
September 2004                                 $11,858.00
September 2005                                 $12,220.00
September 2006                                 $12,647.00
September 2007                                 $13,162.00


Investor A Shares*++

Date                                             Value

12/7/2001**                                    $ 9,600.00
September 2002                                 $10,271.00
September 2003                                 $10,942.00
September 2004                                 $11,291.00
September 2005                                 $11,602.00
September 2006                                 $11,973.00
September 2007                                 $12,436.00


Lehman Brothers U.S. Aggregate Bond Index++++

Date                                             Value

12/7/2001**                                    $10,000.00
September 2002                                 $10,948.00
September 2003                                 $11,540.00
September 2004                                 $11,965.00
September 2005                                 $12,299.00
September 2006                                 $12,750.00
September 2007                                 $13,405.00


Merrill Lynch Corporate Master Index++++++

Date                                             Value

12/7/2001**                                    $10,000.00
September 2002                                 $10,804.00
September 2003                                 $11,997.00
September 2004                                 $12,556.00
September 2005                                 $12,917.00
September 2006                                 $13,365.00
September 2007                                 $13,910.00


      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ** Commencement of operations.

     ++ The Fund invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's).

   ++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

 ++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

        Past performance is not indicative of future results.



Performance Summary for the Period Ended September 30, 2007

                                                                    Average Annual Total Returns*

                                                   1 Year                      5 Years                 Since Inception**
                           6-Month       w/o sales       w/sales       w/o sales       w/sales       w/o sales       w/sales
                        Total Returns      charge         charge         charge         charge         charge         charge
BlackRock                   +1.81%         +4.24%           --           +4.36%           --           +5.02%           --
Institutional               +1.63          +3.97            --           +4.18            --           +4.84            --
Service                     +1.60          +3.88            --           +3.84            --           +4.47            --
Investor A                  +1.57          +3.76          -0.39%         +3.90          +3.06%         +4.55          +3.82%
Investor A1                 +1.56          +3.84          +2.80          +4.05          +3.84          +4.70          +4.52
Investor B                  +1.22          +3.15          -0.82          +3.36          +3.01          +4.01          +3.86
Investor B1                 +1.45          +3.51          +2.52          +3.65          +3.65          +4.30          +4.30
Investor B2                 +1.59          +3.59          -0.88          +3.22          +2.88          +3.88          +3.74
Investor C                  +1.29          +3.12          +2.12          +3.11          +3.11          +3.78          +3.78
Investor C1                 +1.29          +3.20          +2.20          +3.33          +3.33          +3.98          +3.98
Investor C2                 +1.45          +3.51          +2.52          +3.65          +3.65          +4.30          +4.30
Class R                     +1.51          +3.50            --           +3.65            --           +4.30            --
Lehman Brothers U.S.
  Aggregate Bond Index      +2.31          +5.14            --           +4.13            --           +5.17            --
Merrill Lynch Corporate
  Master Index              +1.09          +4.08            --           +5.18            --           +5.84            --

 * Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

** The Fund commenced operations on 12/7/2001.

   Past performance is not indicative of future results.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



About Fund Performance


The Fund, a series of BlackRock Bond Fund, Inc., was formally known as BlackRock Bond Fund. Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

Also effective October 2, 2006, Investor C Shares commenced operations. Effective October 16, 2006, in connection with the Fund's acquisition of the assets and liabilities of the Intermediate Term Fund, another series of BlackRock Bond Fund, Inc., Investor A1, Investor B1 and Investor C2 Shares of the Fund commenced operations.

Effective September 24, 2007, the Fund acquired substantially all the assets and assumed substantially all the liabilities of BlackRock Total Return Portfolio ("Total Return Portfolio"), a series of BlackRock Funds II. The Fund was the surviving entity in the transaction but Total Return Portfolio was the accounting survivor. As a result, the Fund assumed the performance and financial history of Total Return Portfolio. In connection with this acquisition, shareholders of Total Return Portfolio were issued Service Shares, Investor B2 Shares, Investor C Shares, Class R Shares and BlackRock Shares, as applicable. Also in connection with this transaction, effective September 24, 2007, Institutional, Investor A, Investor A1, Investor B, Investor B1, Investor C1 and Investor C2 Shares were deemed to have commenced operations.

* BlackRock Shares are not subject to any sales charge. BlackRock Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to September 24, 2007, Institutional Share performance results are those of BlackRock Shares restated to reflect Institutional Share fees.

* Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to September 24, 2007, Service Share performance results are those of Investor A Shares of a predecessor fund restated to reflect Service Share fees.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee). Prior to September 24, 2007, Investor A Share performance results are those of BlackRock Shares restated to reflect Investor A Share fees.

* Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee). Prior to September 24, 2007, Investor A1 Share performance results are those of BlackRock Shares restated to reflect Investor A1 Share fees.

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor B Share performance results are those of BlackRock Shares restated to reflect Investor B Share fees.

* Investor B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Investor B1 Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor B1 Share performance results are those of BlackRock Shares restated to reflect Investor B1 Share fees.

* Investor B2 Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B2 Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to September 24, 2007, Investor C1 Share performance results are those of BlackRock Shares restated to reflect Investor C1 Share fees.

* Investor C2 Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. In addition, Investor C2 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to September 24, 2007, Investor C2 Share performance results are those of BlackRock Shares restated to reflect Investor C2 Share fees.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to October 2, 2006, Class R Share performance results are those of the BlackRock Shares (which have no distribution or service fees) restated to reflect Class R Share fees.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



About Fund Performance (concluded)


Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 8 (which is based on a hypothetical investment of $1,000 invested on April 1, 2007 and held through September 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table on page 8 provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period Ended September 30, 2007."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the table on the right is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Disclosure of Expenses (concluded)


Expense Example

                                               Actual                                             Hypothetical**


                                                             Expenses                                             Expenses
                                                         Paid During the                                      Paid During the
                                                         Period++++ Ended                                     Period++++ Ended
                         Beginning           Ending       September 30,        Beginning          Ending       September 30,
                      Account Value++    Account Value         2007         Account Value++   Account Value         2007
BlackRock                  $1,000          $1,018.10          $2.77              $1,000         $1,022.16          $2.77
Institutional              $1,000          $1,016.30          $0.11              $1,000         $1,000.89          $0.11
Service                    $1,000          $1,016.00          $4.57              $1,000         $1,020.36          $4.58
Investor A                 $1,000          $1,015.70          $0.17              $1,000         $1,000.83          $0.17
Investor A1                $1,000          $1,015.60          $0.12              $1,000         $1,000.88          $0.12
Investor B                 $1,000          $1,012.20          $0.28              $1,000         $1,000.73          $0.27
Investor B1                $1,000          $1,014.50          $0.22              $1,000         $1,000.79          $0.21
Investor B2                $1,000          $1,016.80          $5.13              $1,000         $1,019.81          $5.14
Investor C                 $1,000          $1,012.90          $7.78              $1,000         $1,017.17          $7.80
Investor C1                $1,000          $1,012.90          $0.26              $1,000         $1,000.74          $0.26
Investor C2                $1,000          $1,014.50          $0.23              $1,000         $1,000.77          $0.23
Class R                    $1,000          $1,015.10          $5.53              $1,000         $1,019.42          $5.54

     * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
       (.55% for BlackRock, .55% for Institutional, .91% for Service, .90% for Investor A, .64% for
       Investor A1, 1.43% for Investor B, 1.12% for Investor B1, 1.02% for Investor B2, 1.55% for
       Investor C, 1.37% for Investor C1, 1.21% for Investor C2 and 1.10% for Class R), multiplied by the average account value over the period, multiplied by 182/365 for BlackRock, Service, Investor B2,
       Investor C and Class R Shares and 7/365 for Institutional, Investor A, Investor A1, Investor B,
       Investor B1, Investor C1 and Investor C2 (to reflect the one-half year period for BlackRock, Service,
       Investor B2, Investor C and Class R Shares and the actual days since inception for Institutional,
       Investor A, Investor A1, Investor B, Investor B1, Investor C1 and Investor C2).

       Currently, Investor B2 does not accrue distribution fees (12b-1 fees) due to regulatory fee limits.
       If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately 1.63%; the actual expenses paid would have been approximately $8.20; and the hypothetical expenses paid would have been approximately $8.20.

    ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for BlackRock, Service, Investor B2, Investor C and Class R Shares and the
       actual days since inception for Institutional, Investor A, Investor A1, Investor B, Investor B1, Investor C1
       and Investor C2 divided by 365.

    ++ April 1, 2007 for BlackRock, Service, Investor B2, Investor C and Class R Shares and September 24, 2007
       (commencement of operations) for Institutional, Investor A, Investor A1, Investor B, Investor B1,
       Investor C1 and Investor C2.

  ++++ The period represents the six months ended for BlackRock, Service, Investor B2, Investor C and Class R
       Shares and from September 24, 2007 (commencement of operations) for Institutional, Investor A, Investor A1,
       Investor B, Investor B1, Investor C1 and Investor C2.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Statement of Assets and Liabilities                                                                   BlackRock Total Return Fund

As of September 30, 2007
Assets

Investment in Master Total Return Portfolio of Master Bond LLC (the "Master Portfolio")
(identified cost--$3,037,962,289)                                                                                 $ 3,031,950,847
Prepaid expenses                                                                                                           38,391
                                                                                                                  ---------------
Total assets                                                                                                        3,031,989,238
                                                                                                                  ---------------

Liabilities

Payables:
   Dividends to shareholders                                                                   $     9,407,333
   Other affiliates                                                                                    851,779
   Investment advisory fee                                                                             692,967
   Distribution fee                                                                                    685,865
   Administration fee                                                                                   23,694         11,661,638
                                                                                               ---------------
Accrued expenses                                                                                                          182,862
                                                                                                                  ---------------
Total liabilities                                                                                                      11,844,500
                                                                                                                  ---------------

Net Assets

Net assets                                                                                                        $ 3,020,144,738
                                                                                                                  ===============

Net Assets Consist of

BlackRock Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   $     4,296,733
Institutional Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                     7,346,392
Service Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                               15,505
Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                        6,048,323
Investor A1 Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                        1,293,868
Investor B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                        1,701,029
Investor B1 Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                          376,643
Investor B2 Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                            9,008
Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                        1,206,989
Investor C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       3,451,861
Investor C2 Shares of Common Stock, $.10 par value, 50,000,000 shares authorized                                          181,209
Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                             550,671
Paid-in capital in excess of par                                                                                    3,063,261,437
Accumulated distributions in excess of investment income--net                                  $   (4,604,527)
Accumulated realized capital losses--net                                                          (58,978,961)
Unrealized depreciation--net                                                                       (6,011,442)
                                                                                               ---------------
Total accumulated losses--net                                                                                        (69,594,930)
                                                                                                                  ---------------
Net Assets                                                                                                        $ 3,020,144,738
                                                                                                                  ===============

Net Asset Value

BlackRock--Based on net assets of $490,237,272 and 42,967,327 shares outstanding                                  $         11.41
                                                                                                                  ===============
Institutional--Based on net assets of $837,730,441 and 73,463,915 shares outstanding                              $         11.40
                                                                                                                  ===============
Service--Based on net assets of $1,768,577 and 155,049 shares outstanding                                         $         11.41
                                                                                                                  ===============
Investor A--Based on net assets of $690,100,059 and 60,483,233 shares outstanding                                 $         11.41
                                                                                                                  ===============
Investor A1--Based on net assets of $147,533,468 and 12,938,678 shares outstanding                                $         11.40
                                                                                                                  ===============
Investor B--Based on net assets of $193,972,968 and 17,010,285 shares outstanding                                 $         11.40
                                                                                                                  ===============
Investor B1--Based on net assets of $42,960,763 and 3,766,431 shares outstanding                                  $         11.41
                                                                                                                  ===============
Investor B2--Based on net assets of $1,027,299 and 90,077 shares outstanding                                      $         11.40
                                                                                                                  ===============
Investor C--Based on net assets of $137,585,898 and 12,069,893 shares outstanding                                 $         11.40
                                                                                                                  ===============
Investor C1--Based on net assets of $393,738,018 and 34,518,613 shares outstanding                                $         11.41
                                                                                                                  ===============
Investor C2--Based on net assets of $20,653,769 and 1,812,091 shares outstanding                                  $         11.40
                                                                                                                  ===============
Class R--Based on net assets of $62,836,206 and 5,506,714 shares outstanding                                      $         11.41
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Statement of Operations                                                                               BlackRock Total Return Fund

For the Year Ended September 30, 2007
Investment Income

Interest                                                                                                          $    24,753,088
Securities lending--net                                                                                                       110
Net investment income allocated from the Master Portfolio:
   Interest                                                                                                             3,955,263
   Expenses                                                                                                              (82,900)
                                                                                                                  ---------------
Total income                                                                                                           28,625,561
                                                                                                                  ---------------

Expenses

Investment advisory fees                                                                       $     2,505,182
Administration fee                                                                                     457,637
Interest expense on reverse repurchase agreements                                                      338,942
Custodian fees                                                                                          99,026
Registration fees                                                                                       62,198
Printing and shareholder reports                                                                        59,413
Service and distribution fees--Investor C1                                                              57,441
Service and distribution fees--Investor C                                                               45,268
Professional fees                                                                                       43,745
Transfer agent fees--Investor A                                                                         41,083
Transfer agent fees--Institutional                                                                      32,241
Service fees--Investor A                                                                                31,598
Service and distribution fees--Investor B                                                               26,436
Transfer agent fees--BlackRock*                                                                         26,030
Directors' fees and expenses                                                                            23,452
Transfer agent fees--Investor C                                                                         21,840
Transfer agent fees--Investor C1                                                                        16,015
Transfer agent fees--Investor B                                                                         12,978
Service and distribution fees--Class R                                                                   5,931
Transfer agent fees--Class R                                                                             4,775
Transfer agent fees--Investor A1                                                                         4,033
Service and distribution fees--Investor B1                                                               3,938
Service fees--Service**                                                                                  2,981
Service fees--Investor A1                                                                                2,691
Service and distribution fees--Investor B2                                                               2,014
Transfer agent fees--Investor B1                                                                         2,083
Service and distribution fees--Investor C2                                                               1,889
Transfer agent fees--Investor C2                                                                         1,314
Transfer agent fees--Service**                                                                             545
Transfer agent fees--Investor B2                                                                           181
Pricing fees                                                                                                42
Other                                                                                                   43,551
                                                                                               ---------------
Total expenses before waiver                                                                         3,976,493
Waiver of expenses                                                                                 (1,325,196)
                                                                                               ---------------
Total expenses after waiver                                                                                             2,651,297
                                                                                                                  ---------------
Investment income--net                                                                                                 25,974,264
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

Realized gain (loss) on:
   Investments--net                                                                                  (871,576)
   Options written--net                                                                                626,298
   Foreign currency transactions--net                                                                (924,126)
   Financial futures contracts and swaps--net                                                      (2,801,308)
   Allocations from the Master Portfolio--net                                                        4,585,567            614,855
                                                                                               ---------------



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Statement of Operations (concluded)                                                                   BlackRock Total Return Fund

Realized & Unrealized Gain (Loss)--Net (concluded)
Change in unrealized appreciation/depreciation on:
   Investments--net                                                                            $     2,313,032
   Options written--net                                                                              (815,846)
   Foreign currency transactions--net                                                                (449,574)
   Swaps--net                                                                                        (651,075)
   Allocations from the Master Portfolio--net                                                           17,016    $       413,553
                                                                                               ---------------    ---------------
Total realized and unrealized loss--net                                                                                 1,028,408
                                                                                                                  ---------------
Net Increase in Net Assets Resulting from Operations                                                              $    27,002,672
                                                                                                                  ===============

 * Includes expenses from BlackRock Total Return Portfolio Institutional Shares prior to September 24, 2007.

** Includes expenses from BlackRock Total Return Portfolio Investor A Shares prior to September 24, 2007.

   See Notes to Financial Statements.



Statements of Changes in Net Assets                                                                   BlackRock Total Return Fund

                                                                                                        For the Year Ended
                                                                                                          September 30,
Increase (Decrease) in Net Assets:                                                                     2007               2006
Operations

Investment income--net                                                                         $    25,974,264    $    15,760,682
Realized gain(loss)--net                                                                               614,855        (4,269,217)
Change in unrealized appreciation/depreciation--net                                                    413,553          1,941,522
                                                                                               ---------------    ---------------
Net increase in net assets resulting from operations                                                27,002,672         13,432,987
                                                                                               ---------------    ---------------

Dividends to Shareholders

Investment income--net:
   BlackRock++                                                                                    (22,990,136)       (15,736,040)
   Institutional                                                                                     (835,421)                 --
   Service++++                                                                                        (54,310)            (5,795)
   Investor A                                                                                        (621,528)                 --
   Investor A1                                                                                       (140,805)                 --
   Investor B                                                                                        (155,787)                 --
   Investor B1                                                                                        (37,390)                 --
   Investor B2                                                                                        (29,281)            (4,974)
   Investor C                                                                                        (185,522)            (2,419)
   Investor C1                                                                                       (320,647)                 --
   Investor C2                                                                                        (17,587)                 --
   Class R                                                                                            (56,412)                 --
                                                                                               ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders                               (25,444,826)       (15,749,283)
                                                                                               ---------------    ---------------

Capital Share Transactions

Net increase in net assets derived from capital share transactions                               2,647,204,535         48,950,900
                                                                                               ---------------    ---------------

Net Assets

Total increase in net assets                                                                     2,648,762,381         45,071,788
Beginning of year                                                                                  371,382,357        326,310,569
                                                                                               ---------------    ---------------
End of year*                                                                                   $ 3,020,144,738    $   371,382,357
                                                                                               ===============    ===============
     * Undistributed (accumulated distributions in excess of) investment income-net            $   (4,604,527)    $       867,610
                                                                                               ===============    ===============

    ++ Includes distributions from BlackRock Total Return Portfolio Institutional Shares prior to September 24, 2007.

  ++++ Includes distributions from BlackRock Total Return Portfolio Investor A Shares prior to September 24, 2007.

       See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights                                                                                  BlackRock Total Return Fund


                                                                                          BlackRock

The following per share data and ratios have been derived                      For the Year Ended September 30,
from information provided in the financial statements.        2007++          2006           2005           2004           2003
Per Share Operating Performance

Net asset value, beginning of year                         $    11.50     $    11.65     $    11.73     $    11.86     $    11.69
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net                                           .53*           .51*           .47*           .43*            .48
Realized and unrealized gain (loss)--net                        (.11)          (.09)          (.09)          (.01)            .33
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  .42            .42            .38            .42            .81
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                                       (.51)          (.51)          (.46)          (.41)          (.57)
   Realized gain--net                                              --          (.06)             --          (.15)          (.07)
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                               (.51)          (.57)          (.46)          (.56)          (.64)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    11.41     $    11.50     $    11.65     $    11.73     $    11.86
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return

Based on net asset value per share                              4.24%          3.76%          3.21%          3.65%          7.00%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

Expenses, net of waiver, excluding interest expense           .41%+++           .40%           .40%           .40%           .40%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses, net of waiver                                       .48%+++           .40%           .40%           .40%           .40%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses                                                      .75%+++           .69%           .72%           .71%           .75%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income--net                                       5.13%+++          4.50%          3.98%          3.68%          3.61%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets, end of year (in thousands)                     $  490,237     $  366,353     $  326,033     $  285,096     $  224,248
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Fund***                                238%           192%           358%           412%       1,021%**
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Master Portfolio****                   153%             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

      * Based on average shares outstanding.

     ** Includes dollar roll transactions; excluding these transactions the portfolio turnover rate would have been 319%.

    *** Represents the portfolio turnover for the period October 1, 2006 to September 24, 2007.

   **** Represents the portfolio turnover for the year.

     ++ On September 24, 2007, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments are made at the Master Portfolio level.
        This structure is sometimes called a "master/feeder" structure.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

        The performance prior to September 24, 2007 set forth in this table is the financial data of BlackRock Shares of the BlackRock Total Return Portfolio. BlackRock Total Return Fund acquired all of the assets and certain stated
        liabilities of the BlackRock Total Return Portfolio on September 24, 2007. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.134182.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund

                                                                                                                  Institutional

                                                                                                                  For the Period
                                                                                                                  September 24,
                                                                                                                    2007++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.38
                                                                                                                      -----------
Investment income--net*                                                                                                       .01
Realized and unrealized gain                                                                                                  .03
                                                                                                                      -----------
Total from investment operations                                                                                              .04
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.02)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.02)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.40
                                                                                                                      ===========

Total Investment Return

Based on net asset value per share                                                                                        .27%+++
                                                                                                                      ===========

Ratios to Average Net Assets***

Expenses, net of waiver                                                                                                    .55%**
                                                                                                                      ===========
Expenses                                                                                                                   .67%**
                                                                                                                      ===========
Investment income-net                                                                                                     4.54%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $   837,730
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio****                                                                               153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

   **** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund


                                                                                           Service

The following per share data and ratios have been derived                      For the Year Ended September 30,
from information provided in the financial statements.        2007++          2006           2005           2004           2003
Per Share Operating Performance

Net asset value, beginning of year                         $    11.50     $    11.64     $    11.72     $    11.78     $    11.62
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net                                           .50*           .45*           .43*           .43*            .42
Realized and unrealized gain (loss)--net                        (.12)          (.07)          (.10)            .01            .32
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  .38            .38            .33            .44            .74
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                                       (.47)          (.46)          (.41)          (.36)          (.51)
   Realized gain--net                                              --          (.06)             --          (.14)          (.07)
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                               (.47)          (.52)          (.41)          (.50)          (.58)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    11.41     $    11.50     $    11.64     $    11.72     $    11.78
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return

Based on net asset value per share                              3.88%          3.38%          2.77%          3.78%          6.53%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

Expenses, net of waiver, excluding interest expense           .75%+++           .85%           .80%           .78%           .85%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses, net of waiver                                       .91%+++           .88%           .80%           .78%           .85%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses                                                     1.25%+++         31.07%          1.08%          1.07%          1.20%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income--net                                       4.80%+++          3.93%          3.57%          3.74%          3.17%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets, end of year (in thousands)                     $    1,769           --**           --**     $       29           --**
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Fund****                               238%           192%           358%           412%      1,021%***
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Master Portfolio*****                  153%             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

      * Based on average shares outstanding.

     ** Amount is less than $1,000.

    *** Includes dollar roll transactions; excluding these transactions the portfolio turnover rate would have been 319%.

   **** Represents the portfolio turnover for the period October 1, 2006 to September 24, 2007.

  ***** Represents the portfolio turnover for the year.

     ++ On September 24, 2007, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level.
        This structure is sometimes called a "master/feeder" structure.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

        The performance prior to September 24, 2007 set forth in this table is the financial data of Service Shares of the BlackRock Total Return Portfolio. BlackRock Total Return Fund acquired all of the assets and certain stated liabilities of the BlackRock Total Return Portfolio on September 24, 2007. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.126588.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund

                                                                                                                    Investor A

                                                                                                                  For the Period
                                                                                                                  September 24,
                                                                                                                    2007++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.38
                                                                                                                      -----------
Investment income--net*                                                                                                       .01
Realized and unrealized gain--net                                                                                             .03
                                                                                                                      -----------
Total from investment operations                                                                                              .04
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.01)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.01)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.41
                                                                                                                      ===========

Total Investment Return++++

Based on net asset value per share                                                                                      .35%+++++
                                                                                                                      ===========

Ratios to Average Net Assets+++

Expenses, net of waiver                                                                                                    .90%**
                                                                                                                      ===========
Expenses                                                                                                                  1.02%**
                                                                                                                      ===========
Investment income--net                                                                                                    4.17%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $   690,100
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio***                                                                                153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund

                                                                                                                   Investor A1

                                                                                                                  For the Period
                                                                                                                  September 24,
                                                                                                                    2007++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.38
                                                                                                                      -----------
Investment income--net*                                                                                                       .01
Realized and unrealized gain--net                                                                                             .03
                                                                                                                      -----------
Total from investment operations                                                                                              .04
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.02)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.02)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.40
                                                                                                                      ===========

Total Investment Return++++

Based on net asset value per share                                                                                      .27%+++++
                                                                                                                      ===========

Ratios to Average Net Assets+++

Expenses, net of waiver                                                                                                    .64%**
                                                                                                                      ===========
Expenses                                                                                                                   .72%**
                                                                                                                      ===========
Investment income--net                                                                                                    4.43%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $   147,533
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio***                                                                                153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund

                                                                                                                    Investor B

                                                                                                                  For the Period
                                                                                                                  September 24,
                                                                                                                    2007++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.38
                                                                                                                      -----------
Investment income--net*                                                                                                       .01
Realized and unrealized gain--net                                                                                             .02
                                                                                                                      -----------
Total from investment operations                                                                                              .03
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.01)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.01)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.40
                                                                                                                      ===========

Total Investment Return++++

Based on net asset value per share                                                                                      .26%+++++
                                                                                                                      ===========

Ratios to Average Net Assets+++

Expenses, net of waiver                                                                                                   1.43%**
                                                                                                                      ===========
Expenses                                                                                                                  1.51%**
                                                                                                                      ===========
Investment income--net                                                                                                    3.64%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $   193,973
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio***                                                                                153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund

                                                                                                                   Investor B1

                                                                                                                  For the Period
                                                                                                                  September 24,
                                                                                                                    2007++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.38
                                                                                                                      -----------
Investment income--net*                                                                                                       .01
Realized and unrealized gain--net                                                                                             .03
                                                                                                                      -----------
Total from investment operations                                                                                              .04
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.01)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.01)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.41
                                                                                                                      ===========

Total Investment Return++++

Based on net asset value per share                                                                                      .35%+++++
                                                                                                                      ===========

Ratios to Average Net Assets+++

Expenses, net of waiver                                                                                                   1.12%**
                                                                                                                      ===========
Expenses                                                                                                                  1.20%**
                                                                                                                      ===========
Investment income--net                                                                                                    3.96%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $    42,961
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio***                                                                                153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund


                                                                                         Investor B2

The following per share data and ratios have been derived                      For the Year Ended September 30,
from information provided in the financial statements.        2007++          2006           2005           2004           2003
Per Share Operating Performance

Net asset value, beginning of year                         $    11.49     $    11.63     $    11.71     $    11.85     $    11.68
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net                                           .49*           .38*           .33*           .28*            .33
Realized and unrealized gain (loss)                             (.12)          (.09)          (.09)             --            .33
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  .37            .29            .24            .28            .66
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                                       (.46)          (.37)          (.32)          (.27)          (.42)
   Realized gain--net                                              --          (.06)             --          (.15)          (.07)
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                               (.46)          (.44)          (.32)          (.42)          (.49)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    11.40     $    11.49     $    11.63     $    11.71     $    11.85
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return++

Based on net asset value per share                              3.59%          2.50%          2.02%          2.38%          5.68%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

Expenses, net of waiver, excluding interest expense           .88%+++          1.62%          1.56%          1.63%          1.65%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses, net of waiver                                      1.03%+++          1.62%          1.56%          1.63%          1.65%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses                                                     1.28%+++          3.30%          1.84%          1.97%          2.00%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income--net                                       4.73%+++          3.29%          2.84%          2.46%          2.36%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets, end of year (in thousands)                     $    1,027     $      226     $      137     $      103     $       80
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Fund***                                238%           192%           358%           412%       1,021%**
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Master Portfolio****                   153%             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

      * Based on average shares outstanding.

     ** Includes dollar roll transactions; excluding these transactions the portfolio turnover rate would have been 319%.

    *** Represents the portfolio turnover for the period October 1, 2006 to September 24, 2007.

   **** Represents the portfolio turnover for the year.

     ++ Total investment returns exclude the effects of sales charges.

   ++++ On September 24, 2007, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level.
        This structure is sometimes called a "master/feeder" structure.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

        The performance prior to September 24, 2007 set forth in this table is the financial data of Investor B Shares of the BlackRock Total Return Portfolio. BlackRock Total Return Fund acquired all of the assets and certain stated liabilities of the BlackRock Total Return Portfolio on September 24, 2007. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.132883.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund


                                                                                          Investor C

The following per share data and ratios have been derived                      For the Year Ended September 30,
from information provided in the financial statements.       2007++++         2006           2005           2004           2003
Per Share Operating Performance

Net asset value, beginning of year                         $    11.49     $    11.63     $    11.71     $    11.86     $    11.69
                                                           ----------     ----------     ----------     ----------     ----------
Investment income--net                                           .16*           .38*           .32*           .31*            .33
Realized and unrealized gain (loss)                               .16          (.09)          (.08)          (.03)            .33
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  .32            .29            .24            .28            .66
                                                           ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
   Investment income--net                                       (.41)          (.37)          (.32)          (.27)          (.42)
   Realized gain--net                                              --          (.06)             --          (.16)          (.07)
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                               (.41)          (.43)          (.32)          (.43)          (.49)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                               $    11.40     $    11.49     $    11.63     $    11.71     $    11.86
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return++

Based on net asset value per share                              3.12%          2.50%          2.02%          2.28%          5.68%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

Expenses, net of waiver, excluding interest expense          1.46%+++          1.62%          1.55%          1.63%          1.65%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses, net of waiver                                      1.53%+++          1.62%          1.56%          1.63%          1.65%
                                                           ==========     ==========     ==========     ==========     ==========
Expenses                                                     2.08%+++         10.03%          1.84%          1.97%          2.00%
                                                           ==========     ==========     ==========     ==========     ==========
Investment income - net                                      3.85%+++          3.27%          2.78%          2.46%          2.37%
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

Net assets, end of year (in thousands)                     $  137,586     $      102     $       53           --**           --**
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Fund****                               238%           192%           358%           412%      1,021%***
                                                           ==========     ==========     ==========     ==========     ==========
Portfolio turnover of the Master Portfolio*****                  153%             --             --             --             --
                                                           ==========     ==========     ==========     ==========     ==========

      * Based on average shares outstanding.

     ** Amount is less than $1,000.

    *** Includes dollar roll transactions; excluding these transactions the portfolio turnover rate would have been 319%.

   **** Represents the portfolio turnover for the period October 1, 2006 to September 24, 2007.

  ***** Represents the portfolio turnover for the year.

     ++ Total investment returns exclude the effects of sales charges.

   ++++ On September 24, 2007, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level.
        This structure is sometimes called a "master/feeder" structure.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

        The performance prior to September 24, 2007 set forth in this table is the financial data of Investor C Shares of the BlackRock Total Return Portfolio. BlackRock Total Return Fund acquired all of the assets and certain stated liabilities of the BlackRock Total Return Portfolio on September 24, 2007. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.133781.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund

                                                                                                                   Investor C1

                                                                                                                  For the Period
                                                                                                                  September 24,
                                                                                                                    2007++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.38
                                                                                                                      -----------
Investment income--net*                                                                                                       .01
Realized and unrealized gain--net                                                                                             .03
                                                                                                                      -----------
Total from investment operations                                                                                              .04
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.01)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.01)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.41
                                                                                                                      ===========

Total Investment Return++++

Based on net asset value per share                                                                                      .35%+++++
                                                                                                                      ===========

Ratios to Average Net Assets+++

Expenses, net of waiver                                                                                                   1.37%**
                                                                                                                      ===========
Expenses                                                                                                                  1.45%**
                                                                                                                      ===========
Investment income--net                                                                                                    3.70%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $   393,738
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio***                                                                                153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (continued)                                                                      BlackRock Total Return Fund

                                                                                                                   Investor C2

                                                                                                                  For the Period
                                                                                                                  September 24,
                                                                                                                    2007++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.37
                                                                                                                      -----------
Investment income--net*                                                                                                       .01
Realized and unrealized gain--net                                                                                             .03
                                                                                                                      -----------
Total from investment operations                                                                                              .04
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.01)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.01)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.40
                                                                                                                      ===========

Total Investment Return++++

Based on net asset value per share                                                                                      .35%+++++
                                                                                                                      ===========

Ratios to Average Net Assets+++

Expenses, net of waiver                                                                                                   1.21%**
                                                                                                                      ===========
Expenses                                                                                                                  1.29%**
                                                                                                                      ===========
Investment income--net                                                                                                    3.87%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $    20,654
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio***                                                                                153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

   ++++ Total investment returns exclude the effects of sales charges.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Financial Highlights (concluded)                                                                      BlackRock Total Return Fund

                                                                                                                     Class R

                                                                                                                  For the Period
                                                                                                                    October 2,
                                                                                                                    2006++ to
The following per share data and ratios have been derived                                                         September 30,
from information provided in the financial statements.                                                                 2007
Per Share Operating Performance

Net asset value, beginning of period                                                                                  $     11.50
                                                                                                                      -----------
Investment income--net*                                                                                                       .11
Realized and unrealized gain--net                                                                                             .26
                                                                                                                      -----------
Total from investment operations                                                                                              .37
                                                                                                                      -----------
Less dividends and distributions:
   Investment income--net                                                                                                   (.46)
   Realized gain--net                                                                                                          --
                                                                                                                      -----------
Total dividends and distributions                                                                                           (.46)
                                                                                                                      -----------
Net asset value, end of period                                                                                        $     11.41
                                                                                                                      ===========

Total Investment Return

Based on net asset value per share                                                                                       3.48%+++
                                                                                                                      ===========

Ratios to Average Net Assets++++

Expenses, net of waiver and excluding interest expense                                                                    1.06%**
                                                                                                                      ===========
Expenses, net of waiver                                                                                                   1.10%**
                                                                                                                      ===========
Expenses                                                                                                                  1.37%**
                                                                                                                      ===========
Investment income--net                                                                                                    4.01%**
                                                                                                                      ===========

Supplemental Data

Net assets, end of period (in thousands)                                                                              $    62,836
                                                                                                                      ===========
Portfolio turnover of the Fund***                                                                                            238%
                                                                                                                      ===========
Portfolio turnover of the Master Portfolio****                                                                               153%
                                                                                                                      ===========

      * Based on average shares outstanding.

     ** Annualized.

    *** Represents the portfolio turnover for the period October 1, 2006 to September 24, 2007.

   **** Represents the portfolio turnover for the year.

     ++ Commencement of operations.

   ++++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

    +++ Aggregate total investment return.

        The performance prior to September 24, 2007 set forth in this table is the financial data of Class R Shares of the BlackRock Total Return Portfolio. BlackRock Total Return Fund acquired all of the assets and certain stated
        liabilities of the BlackRock Total Return Portfolio on September 24, 2007. The net asset values and other per share information listed have been restated to reflect the conservation ratio of 1.133286.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements                       BlackRock Total Return Fund


1. Significant Accounting Policies:
BlackRock Total Return Fund (the "Fund"), formerly BlackRock Bond Fund, is a series of BlackRock Bond Fund, Inc. (the "Bond Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Total Return Portfolio (formerly "Master Bond Portfolio") (the "Master Portfolio"), of Master Bond LLC ("Master LLC"), a mutual fund that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master Portfolio owned by the Fund at September 30, 2007 was 76.2%.

On September 24, 2007, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Total Return Portfolio ("Total Return Portfolio"), a portfolio of BlackRock Funds II. The Fund is the surviving entity in the Reorganization, however, Total Return Portfolio is the accounting survivor. As a result, the Fund assumed the performance and accounting history of Total Return Portfolio at the closing of the Reorganization. The Fund's net assets as of September 24, 2007 of $2,538,462,638, including $6,028,458 of net unrealized depreciation, were combined with those of the Total Return Portfolio. The aggregate net assets immediately after the acquisition amounted to $3,034,201,488. Also on September 24, 2007, all of the portfolio securities held by the Fund were subsequently contributed to the Master Portfolio in exchange for an investment in the Master Portfolio. The Fund offers multiple classes of shares. On September 24, 2007, pursuant to the Reorganization, Investor A Shares of the Total Return Portfolio converted to Service Shares, Investor B Shares of the Total Return Portfolio converted to Investor B2 Shares, Institutional Shares of the Total Return Portfolio converted to BlackRock Shares and Investor C Shares and Class R Shares of Total Return Portfolio received Investor C Shares and Class R Shares of the Fund, respectively. Also, effective September 24, 2007, Institutional, Investor A, Investor A1, Investor B, Investor B1, Investor C1 and Investor C2 Shares commenced operations. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are sold with a front-end sales charge. Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares are subject to a contingent deferred sales charge and also bear certain expenses related to the distribution of such shares. In addition, Investor A1, Investor B, Investor B1, Investor B2, Investor C1 and Investor C2 Shares are sold only to certain eligible investors. Class R Shares commenced operations on October 2, 2006 and are sold only to certain retirement plans. The acquisition was accomplished by a tax-free exchange.

In addition, on October 16, 2006, the Fund acquired all of the net assets of BlackRock Intermediate Term Fund of the Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange.

All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to the shareholder servicing of such shares and Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on certain changes to the Investor A and Investor A1 distribution plans as applicable). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1(a) of the Master Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

Prior to September 24, 2007, debt securities were traded primarily in the over-the-counter ("OTC") markets and were valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations were reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures were reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which were traded on exchanges, were valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange traded options were valued at the mean price and previously were valued at the last sale price. Options traded in the OTC market were valued at the last asked price (options written) or the last bid price
(options purchased). Swap agreements were valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuations of short-term investment vehicles were generally based on the net asset value of the underlying investment vehicle or amortized cost.
Investments in open-end investment companies were valued at their net asset value each business day. Securities and other assets for which market quotations were not readily available were valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)           BlackRock Total Return Fund


Generally, trading in foreign securities was substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund were determined as of such times. Foreign currency exchange rates were generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates could occur between the times at which they were determined and the close of business on the NYSE that may not have been reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occurred during such periods that were expected to materially affect the value of such securities, those securities might be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures in accordance with a valuation policy approved by the Fund's Board of Directors.

(b) Derivative financial instruments--Prior to September 24, 2007, the Fund directly engaged in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses could have arisen due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty did not perform under the contract. The counterparty for certain instruments might have pledged cash or securities as collateral.

* Financial futures contracts--Prior to September 24, 2007, the Fund purchased and sold financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposited and maintained as collateral such initial margin as required by the exchange on which the transaction was effected. Pursuant to the contract, the Fund agreed to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and were recorded by the Fund as unrealized gains or losses. When the contract was closed, the Fund recorded a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Prior to September 24, 2007, the Fund purchased and wrote call and put options. When the Fund wrote an option, an amount equal to the premium received by the Fund was reflected as an asset and an equivalent liability. The amount of the liability was subsequently marked-to-market to reflect the current market value of the option written. When a security was purchased or sold through an exercise of an option, the related premium paid (or received) was added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund entered into a closing transaction), the Fund realized a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeded the premium paid or received).

* Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Prior to September 24, 2007, the Fund entered into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract was marked-to-market daily and the change in market value was recorded by the Fund as an unrealized gain or loss. When the contract was closed, the Fund recorded a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--Prior to September 24, 2007, the Fund purchased or sold listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions might have been effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--Prior to September 24, 2007, the Fund entered into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund were recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses were also realized upon termination of the swap agreements. Swaps were marked-to-market daily and changes in value were recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)           BlackRock Total Return Fund



(c) Foreign currency transactions--Prior to September 24, 2007, transactions denominated in foreign currencies were recorded at the exchange rate prevailing when recognized. Foreign currency transactions were the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments included the effects of foreign exchange rates on investments. Foreign securities may have involved a number of risk factors and special considerations not presented with investments in securities of U.S. corporations.

(d) Security transactions, investment income and expenses--Security transactions in the Master Portfolio and the Fund (prior to September 24, 2007) are accounted for on a trade date basis.

The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Certain expenses have been allocated to the individual series of the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each such series. Prior to September 24, 2007, realized gains and losses on security transactions of the Fund were determined on the identified cost basis. Interest income was recognized on the accrual basis. The Fund amortized all premiums and discounts on debt securities.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending--Prior to September 24, 2007, the Fund lent securities to financial institutions that provided cash or securities issued or guaranteed by the U.S. government as collateral, which were maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities was determined at the close of business and any additional required collateral was delivered to the Fund on the next business day. Where the Fund received securities as collateral for the loaned securities, it collected a fee from the borrower. The Fund typically received the income on the loaned securities but did not receive the income on the collateral. Where the Fund received cash collateral, it would invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days.

(i) TBA commitments--Prior to September 24, 2007, the Fund entered into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA commitments were valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(j) Reverse repurchase agreements--Prior to September 24, 2007, the Fund entered into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sold securities to the counterparty and agreed to repurchase them at a mutually agreed upon date and price, and may have exchanged their respective commitments to pay or receive interest. If the counterparty defaulted on its obligation, the Fund's ability to receive interest would be delayed or limited. Furthermore, if the Fund did not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would have been able to terminate the repurchase agreement. At the time the Fund entered into a reverse repurchase agreement, it would have established a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(k) Mortgage dollar rolls--Prior to September 24, 2007, the Fund sold mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(l) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)           BlackRock Total Return Fund


In addition, in February 2007, FASB "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(m) Reclassifications - U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,086,934 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $56,897,715 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $6,001,575 has been reclassified between distributions in excess of net investment income and paid-in capital in excess of par as a result of permanent differences attributable to the expiration of capital loss carryforwards and the difference between the surviving entity for tax and accounting purposes. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisor Agreement and Transactions with Affiliates:
The Bond Fund has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc. The Bond Fund also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each of the Bond Fund's portfolios, including the Fund, and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Bond Fund. For such services, effective September 24, 2007 the Manager receives, at the end of each month, a fee with respect to the Fund at the annual rates set forth below which are based upon the aggregate average daily value of the Bond Fund's net assets at the following annual rates: .50% of the Bond Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2007, the aggregate average daily net assets of the Bond Fund, including the Fund and the Bond Fund's other series, BlackRock High Income Fund, was approximately $3,922,606,000. Effective September 24, 2007, the Manager has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Fund. For the period September 24, 2007 to September 30, 2007, the Manager earned fees of $213,632 of which $78,148 were waived. For the period October 1, 2006 to September 24, 2007, the Total Return Portfolio paid the Manager at the following annual rates, based on its average daily net assets: .50% of its average daily net assets not exceeding $1 billion; .45% of its average daily net assets in excess of $1 billion but not exceeding $2 billion; .425% of its average daily net assets in excess of $2 billion but not exceeding $3 billion; and .40% of its average daily net assets in excess of $3 billion.

For the year ended September 30, 2007, the Manager contractually agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense and certain other fund expenses) as a percentage of average daily net assets allocated to each class of the Fund as follows:
1.65% (for Investor B2 Shares), .85% (for Service Shares) and .40% (for BlackRock Shares), until February 1, 2008. In addition to the contractual waivers described above, the Manager has voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses (excluding interest expense and certain other Fund expenses) as a percentage of average daily net assets allocated to each class of the Fund as follows: 1.53% (for Investor B2 Shares) and .76% (for Service Shares). The Manager has agreed not to reduce or discontinue this voluntary waiver or reimbursement until September 30, 2008, unless approved by the Board of Directors of the Fund, including a majority of the non-interested Directors.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser a fee that is a percentage of the Management fee paid by the Fund to the Manager. There is no increase in the aggregate fees paid by the Bond Fund for these services.

For the period October 1, 2006 to September 24, 2007, PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC and an affiliate of the Manager, and the Manager acted as co-administrators for the Fund. For these services, the co-administrators received a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee was paid at the following annual rates:
..075% of the first $500 million of net assets of the Fund, .065% of the next $500 million and .055% of assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: .025% of the first $500 million, .015% of the next $500 million and .005% of assets in excess of $1 billion. In addition, PFPC and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for any share class.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)           BlackRock Total Return Fund


For the period October 1, 2006 to September 24, 2007 the Manager earned fees of $2,291,550 of which $1,129,102 was waived. For the year ended September 30, 2007, the following shows various types of class specific expenses borne directly by each class (transfer agent fees and service and distribution fees are detailed in the Statement of Operations) of the Fund and any associated waivers of those expenses:


                           Administration                          Transfer
                                     Fees     Administration          Agent
                         (class specific)        Fee Waivers    Fee Waivers

BlackRock                        $111,989           $111,988         $4,967
Institutional                    $  1,386           $      3         $  658
Service                          $      4           $      3         $  155
Investor A                       $    283           $     34         $   64
Investor B                       $    159           $      1         $   22
Investor C                       $    494                 --         $   14
R Class                          $     13           $      7         $   30
Total                            $114,328           $112,036         $5,910


Pursuant to the Distribution Plans adopted by the Bond Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Service       Distribution
                                                 Fee                Fee

Service                                         .25%                 --
Investor A                                      .25%                 --
Investor A1                                     .10%                 --
Investor B                                      .25%               .50%
Investor B1                                     .25%               .25%
Investor B2                                     .25%               .75%
Investor C                                      .25%               .75%
Investor C1                                     .25%               .55%
Investor C2                                     .25%               .25%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R shareholders. Effective February 1, 2007, the Fund did not accrue Investor B2 distribution fees because of regulatory fee limits.

For the year ended September 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A and Service Shares, which totaled $24,374 and $13,122, respectively.

For the year end September 30, 2007, affiliates received contingent deferred sales charges of $787, $41, $554 and $124, relating to transactions in Investor B, Investor B2, Investor C and Investor C1 Shares, respectively.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                            Call Center
                                                                   Fees

BlackRock                                                       $    12
Institutional                                                   $10,448
Service                                                         $    31
Investor A                                                      $ 6,437
Investor A1                                                     $ 1,401
Investor B                                                      $ 2,653
Investor B1                                                     $   545
Investor B2                                                     $    19
Investor C                                                      $ 1,173
Investor C1                                                     $ 3,973
Investor C2                                                     $   233
Class R                                                         $   435


Effective September 24, 2007, State Street Bank and Trust Company became the custodian of the Fund. Previously, PFPC Trust Company ("PTC"), an indirect, wholly owned subsidiary of PNC, served as custodian for the Fund. For these services, the custodian received a custodian fee computed daily and paid monthly, based on a percentage of the average daily gross assets of the Fund. The fee was paid at the following rates: .0073% of the first $250 million of average gross assets, .006% of the next $250 million of average gross assets, ..0056% of the next $250 million of average gross assets, .0048% of the next $250 million of average gross assets, and .004% of average gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Fund.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)           BlackRock Total Return Fund


The Fund earned income on positive cash balances in demand deposit accounts that were maintained by PFPC on behalf of the Fund. The income earned for the year ended September 30, 2007 was $231. The Fund also received $26 of earnings credits related to cash balances with PFPC.

PFPC is the Fund's transfer agent.

Certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
For the period October 1, 2006 to September 24, 2007 purchases and sales (including paydowns) of investments, excluding short-term securities, were $1,385,302,035 and $1,076,197,282, respectively.

Transactions in options written for the period October 1, 2006 to September 24, 2007 were as follows:


                                             Number of
Total Return                                 Contracts            Premium

Options written, beginning of period             4,921    $     2,041,322
Written                                         14,420          1,566,301
Expired                                        (8,780)           (35,120)
Closed                                         (5,161)          1,763,088
                                       ---------------    ---------------
Options written, end of period*                  5,400    $     1,809,415
                                       ===============    ===============

 * Contributed to the Master Portfolio as a result of reorganization.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $2,647,204,535 and $48,950,900 for the years ended September 30, 2007 and
September 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


BlackRock Shares for the Year                                      Dollar
Ended September 30, 2007                        Shares             Amount

Shares sold                                 20,100,906    $   203,203,853
Conversion of shares from Institutional
  Shares                                       638,927          6,376,491
Shares issued resulting from
  reorganization                                    88              1,002
Shares issued to shareholders in
  reinvestment of dividends                  1,928,160         19,398,684
                                       ---------------    ---------------
Total issued                                22,668,081        228,980,030
Shares redeemed                           (15,836,259)      (101,695,357)
                                       ---------------    ---------------
Net increase                                 6,831,822    $   127,284,673
                                       ===============    ===============



BlackRock Shares for the Year                                      Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                  5,049,078    $    50,837,046
Shares issued to shareholders in
  reinvestment of dividends                  1,462,174         14,732,053
                                       ---------------    ---------------
Total issued                                 6,511,252         65,569,099
Shares redeemed                            (2,122,689)       (21,359,972)
                                       ---------------    ---------------
Net increase                                 4,388,563    $    44,209,127
                                       ===============    ===============



Institutional Shares for the
Period October 1, 2006 to                                          Dollar
September 24, 2007*                             Shares             Amount

Shares sold                                    367,104    $     3,781,383
Shares issued to shareholders in
  reinvestment of dividends                     43,930            492,566
                                       ---------------    ---------------
Total issued                                   411,034          4,273,949
                                       ---------------    ---------------
Conversion of shares to
  BlackRock Shares                           (638,927)        (6,376,491)
Shares redeemed                              (208,614)        (1,335,499)
                                       ---------------    ---------------
Total redeemed                               (847,541)        (7,711,990)
                                       ---------------    ---------------
Net decrease                                 (436,507)    $   (3,438,041)
                                       ===============    ===============


 * On September 24, 2007 Institutional Shares were converted to
   BlackRock Shares.



Institutional Shares for the Year                                  Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                    440,163    $     4,430,195
Shares issued to shareholders in
  reinvestment of dividends                        565              5,629
                                       ---------------    ---------------
Total issued                                   440,728          4,435,824
Shares redeemed                                (4,233)           (42,349)
                                       ---------------    ---------------
Net increase                                   436,495    $     4,393,475
                                       ===============    ===============



Institutional Shares for the
Period September 24, 2007* to                                      Dollar
September 30, 2007                              Shares             Amount

Shares sold                                    406,037    $     4,627,109
Shares issued resulting from
  reorganization                            75,665,114        860,809,633
Shares issued to shareholders in
  reinvestment of dividends                     11,768            134,157
                                       ---------------    ---------------
Total issued                                76,082,919        865,570,899
Shares redeemed                            (2,619,004)       (29,852,242)
                                       ---------------    ---------------
Net increase                                73,463,915    $   835,718,657
                                       ===============    ===============

 * Commencement of operations.



Service Shares for the Year                                        Dollar
Ended September 30, 2007                        Shares             Amount

Shares sold                                      2,020    $        20,698
Conversion of Shares from
  Investor A                                   155,022          1,557,971
Shares issued resulting from
  reorganization                                    88              1,001
Shares issued to shareholders in
  reinvestment of dividends                         58                660
                                       ---------------    ---------------
Total issued                                   157,188          1,580,330
Shares redeemed                                (2,151)           (22,031)
                                       ---------------    ---------------
Net increase                                   155,037    $     1,558,299
                                       ===============    ===============



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)           BlackRock Total Return Fund


Service Shares for the Year                                        Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                         --                 --
Shares issued to shareholders in
  reinvestment of dividends                         --    $             4
                                       ---------------    ---------------
Total issued                                        --    $             4
                                       ---------------    ---------------
Shares redeemed                                     --                 --
                                       ---------------    ---------------
Net increase                                        --    $             4
                                       ===============    ===============



Investor A Shares for the
Period October 1, 2006 to                                          Dollar
September 24, 2007*                             Shares             Amount

Shares sold                                    164,938    $     1,666,370
Shares issued to shareholders in
  reinvestment of dividends                      4,406             44,284
                                       ---------------    ---------------
Total issued                                   169,344          1,710,654
                                       ---------------    ---------------
Conversion of shares to Service Shares       (155,022)        (1,557,971)
Shares redeemed                               (43,698)          (233,019)
                                       ---------------    ---------------
Total redeemed                               (198,720)        (1,790,990)
                                       ---------------    ---------------
Net decrease                                  (29,376)    $      (80,336)
                                       ===============    ===============


 * On September 24, 2007, Investor A Shares were converted to Service Shares.



Investor A Shares for the Year                                     Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                     27,739    $       277,273
Shares issued to shareholders in
  reinvestment of dividends                        598              6,029
                                       ---------------    ---------------
Total issued                                    28,337            283,302
Shares redeemed                                (7,489)           (75,802)
                                       ---------------    ---------------
Net increase                                    20,848    $       207,500
                                       ===============    ===============



Investor A Shares for the
Period September 24, 2007* to                                      Dollar
September 30, 2007                              Shares             Amount

Shares sold                                    503,711    $     5,753,905
Shares issued resulting from
  reorganization                            60,328,117        686,711,582
Shares issued to shareholders in
  reinvestment of dividends                      2,883             32,895
                                       ---------------    ---------------
Total issued                                60,834,711        692,498,382
Shares redeemed                              (351,478)        (4,004,320)
                                       ---------------    ---------------
Net increase                                60,483,233    $   688,494,062
                                       ===============    ===============

 * Commencement of operations.



Investor A1 Shares for the
Period September 24, 2007* to                                      Dollar
September 30, 2007                              Shares             Amount

Shares sold                                    113,381    $     1,291,687
Shares issued resulting from
  reorganization                            12,970,692        147,553,481
Shares issued to shareholders in
  reinvestment of dividends                        638              7,280
                                       ---------------    ---------------
Total issued                                13,084,711        148,852,448
Shares redeemed                              (146,033)        (1,663,265)
                                       ---------------    ---------------
Net increase                                12,938,678    $   147,189,183
                                       ===============    ===============

 * Commencement of operations.



Investor B Shares for the
Period September 24, 2007* to                                      Dollar
September 30, 2007                              Shares             Amount

Shares sold                                     93,680    $     1,067,348
Shares issued resulting from
  reorganization                            17,057,414        194,056,260
Shares issued to shareholders in
  reinvestment of dividends                      1,733             19,756
                                       ---------------    ---------------
Total issued                                17,152,827        195,143,364
Shares redeemed                              (142,542)        (1,624,147)
                                       ---------------    ---------------
Net increase                                17,010,285    $   193,519,217
                                       ===============    ===============

 * Commencement of operations.



Investor B1 Shares for the
Period September 24, 2007* to                                      Dollar
September 30, 2007                              Shares             Amount

Shares sold                                     23,753    $       270,785
Shares issued resulting from
  reorganization                             3,825,998         43,538,462
Shares issued to shareholders in
  reinvestment of dividends                        301              3,430
                                       ---------------    ---------------
Total issued                                 3,850,052         43,812,677
Shares redeemed                               (83,621)          (953,527)
                                       ---------------    ---------------
Net increase                                 3,766,431    $    42,859,150
                                       ===============    ===============

 * Commencement of operations.



Investor B2 Shares for the Year                                    Dollar
Ended September 30, 2007*                       Shares             Amount

Shares sold                                     95,533    $       963,204
Shares issued resulting from
  reorganization                                    88              1,002
Shares issued to shareholders in
  reinvestment of dividends                      2,163             21,771
                                       ---------------    ---------------
Total issued                                    97,784            985,977
Shares redeemed                               (30,034)          (181,070)
                                       ---------------    ---------------
Net increase                                    67,750    $       804,907
                                       ===============    ===============

 * On September 24, 2007, Investor B Shares were converted to
   Investor B2 Shares.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (concluded)           BlackRock Total Return Fund


Investor B2 Shares for the Year                                    Dollar
Ended September 30, 2006*                       Shares             Amount

Shares sold                                     10,232    $       103,086
Shares issued to shareholders in
  reinvestment of dividends                        538              5,426
                                       ---------------    ---------------
Total issued                                    10,770            108,512
Shares redeemed                                (1,761)           (17,707)
                                       ---------------    ---------------
Net increase                                     9,009    $        90,805
                                       ===============    ===============

 * On September 24, 2007, Investor B Shares were converted to
   Investor B2 Shares.



Investor C Shares for the Year                                     Dollar
Ended September 30, 2007                        Shares             Amount

Shares sold                                    689,112    $     7,259,283
Shares issued resulting from
  reorganization                            11,486,320        130,627,924
Shares issued to shareholders in
  reinvestment of dividends                      5,921             59,704
                                       ---------------    ---------------
Total issued                                12,181,353        137,946,911
Shares redeemed                              (121,546)          (768,658)
                                       ---------------    ---------------
Net increase                                12,059,807    $   137,178,253
                                       ===============    ===============



Investor C Shares for the Year                                     Dollar
Ended September 30, 2006                        Shares             Amount

Shares sold                                      7,331    $        73,530
Shares issued to shareholders in
  reinvestment of dividends                        257              2,588
                                       ---------------    ---------------
Total issued                                     7,588             76,118
Shares redeemed                                (2,621)           (26,129)
                                       ---------------    ---------------
Net increase                                     4,967    $        49,989
                                       ===============    ===============



Investor C1 Shares for the
Period September 24, 2007* to                                      Dollar
September 30, 2007                              Shares             Amount

Shares sold                                    141,453    $     1,613,113
Shares issued resulting from
  reorganization                            34,599,791        393,742,613
Shares issued to shareholders in
  reinvestment of dividends                      1,964             22,407
                                       ---------------    ---------------
Total issued                                34,743,208        395,378,133
Shares redeemed                              (224,595)        (2,559,812)
                                       ---------------    ---------------
Net increase                                34,518,613    $   392,818,321
                                       ===============    ===============

 * Commencement of operations.



Investor C2 Shares for the
Period September 24, 2007* to                                      Dollar
September 30, 2007                              Shares             Amount

Shares sold                                      8,943    $       101,881
Shares issued resulting from
  reorganization                             1,837,573         20,895,323
Shares issued to shareholders in
  reinvestment of dividends                         77                873
                                       ---------------    ---------------
Total issued                                 1,846,593         20,998,077
Shares redeemed                               (34,502)          (392,995)
                                       ---------------    ---------------
Net increase                                 1,812,091    $    20,605,082
                                       ===============    ===============

 * Commencement of operations.



Class R Shares for the
Period October 2, 2006* to                                         Dollar
September 30, 2007                              Shares             Amount

Shares sold                                    233,764    $     2,586,461
Shares issued resulting from
  reorganization                             5,316,505         60,524,355
Shares issued to shareholders in
  reinvestment of dividends                        316              3,474
                                       ---------------    ---------------
Total issued                                 5,550,585         63,114,290
Shares redeemed                               (43,871)          (421,182)
                                       ---------------    ---------------
Net increase                                 5,506,714    $    62,693,108
                                       ===============    ===============

 * Commencement of operations.


5. Reverse Repurchase Agreement:
For the period October 1, 2006 through September 24, 2007, the Fund's average amount outstanding was approximately $11,801,366 and daily weighted average interest rate was 4.41%.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:


                                             9/30/2007          9/30/2006

Distributions paid from:
  Ordinary income                      $    25,444,826    $    16,705,414
  Net long-term capital gains                       --            606,685
                                       ---------------    ---------------
Total taxable distributions            $    25,444,826    $    17,312,099
                                       ===============    ===============


As of September 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:


Undistributed ordinary income--net                        $     3,601,512
Undistributed long-term capital gains-net                              --
                                                          ---------------
Total undistributed earnings--net                               3,601,512
Capital loss carryforward                                   (45,266,553)*
Unrealized gains (losses)--net                             (27,929,889)**
                                                          ---------------
Total accumulated earnings (losses)--net                  $  (69,594,930)
                                                          ===============

 * On September 30, 2007, the Fund had a net capital loss carryforward of $45,266,553, of which $392,843 expires in 2008, $12,816,607 expires in
   2009, $71,451, expires in 2013, $8,099,993 expires in 2014 and $23,885,659 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains
   (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and accounting for swap agreements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Report of Independent Registered Public Accounting Firm
                                                    BlackRock Total Return Fund



To the Shareholders and Board of Directors of BlackRock Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Total Return Fund, one of the portfolios constituting BlackRock Bond Fund, Inc. (the "Fund"), formerly BlackRock Bond Fund, as of September 30, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return Fund of BlackRock Bond Fund, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2007



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by BlackRock Total Return Fund of BlackRock Bond Fund, Inc. for the fiscal year ended September 30, 2007:


Federal Obligation Interest

Month Paid:    October 2006 - September 2007                        10.21%*


Interest-Related Dividends for Non-U.S. Residents

Month Paid:    October 2006 - December 2006                        75.45%**
               January 2007 - September 2007                       93.92%**


 * The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Portfolio Summary                                 Master Total Return Portfolio


As of September 30, 2007


                                                          Percent of
                                                          Long-Term
Asset Mix                                                Investments

U.S. Government Agency Mortgage-Backed Securities            36.7%
Non-Government Agency Mortgage-Backed Securities             21.5
Asset-Backed Securities                                      17.5
Corporate Bonds                                              12.5
U.S. Government & Agency Obligations                          5.7
Foreign Government Obligations                                0.7
Preferred Securities                                          0.6
U.S. Government Agency Mortgage-Backed Obligations--
  Collateralized Mortgage Obligations                         3.7
Options purchased                                             1.1
Options written                                              (0.2)



                                                          Percent of
Quality Ratings by                                        Long-Term
S&P/Moody's                                              Investments

AAA/Aaa                                                      84.0%
AA/Aa                                                         5.4
A/A                                                           2.8
BBB/Baa                                                       2.4
BB/Ba                                                         0.9
B/B                                                           0.3
NR (Not Rated)                                                4.2



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments as of September 30, 2007  Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   Asset-Backed Securities++                            Value

                  ACE Securities Corp. (b):

USD     580,803       Series 2003-OP1 Class A2, 5.491%
                      due 12/25/2033                             $      575,252
     11,203,000       Series 2005-ASP1 Class M1, 5.811%
                      due 9/25/2035                                   8,692,734
     17,259,855       Series 2005-HE6 Class A2B, 5.331%
                      due 10/25/2035 (e)                             17,197,247
     18,589,749       Series 2006-NC3 Class A2A, 5.181%
                      due 12/25/2036                                 18,458,624

     16,560,788   Aegis Asset Backed Securities Trust Series
                    2006-1 Class A1, 5.211% due 1/25/2037 (b)        16,473,743

                  American Express Credit Account Master
                    Trust Class A (b):
     29,308,000       Series 2003-2, 5.72% due 10/15/2010            29,321,159
      2,675,000       Series 2005-3, 5.725% due 1/18/2011             2,671,510

                  Ameriquest Mortgage Securities, Inc. (b):
     11,525,000       Series 2003-7 Class M1, 5.981%
                      due 8/25/2033                                  11,034,842
      8,800,000       Series 2004-R1 Class M2, 5.711%
                      due 2/25/2034                                   8,450,033

     16,411,458   Asset Backed Funding Certificates Series
                    2006-OPT3 Class A3A, 5.191%
                    due 11/25/2036 (b)                               16,317,466

     29,100,000   Banc of America Securities Auto Trust Series
                    2006-G1 Class A4, 5.17% due 12/20/2010           29,140,269

                  Bank One Issuance Trust (b):
      3,450,000       Series 2002-A5 Class A5, 5.873%
                      due 6/15/2010                                   3,450,491
     32,000,000       Series 2002-A6 Class A, 5.943%
                      due 6/15/2012                                  31,986,461
      2,375,000       Series 2003-A3 Class A3, 5.863%
                      due 12/15/2010                                  2,375,741

                  Bear Stearns Asset Backed Securities
                    Trust (b):
      6,243,953       Series 2005-4 Class A, 5.461%
                      due 1/25/2036                                   6,154,356
     25,720,149       Series 2005-HE10 Class A2, 5.421%
                      due 8/25/2035                                  25,399,809
     11,407,000       Series 2005-SD1 Class 1A2, 5.431%
                      due 7/25/2027                                  11,291,657
        139,151       Series 2006-EC1 Class A1, 5.211%
                      due 12/25/2035                                    139,067
     15,514,232       Series 2006-HE8 Class 1A1, 5.201%
                      due 10/25/2036                                 15,407,017
     14,309,032       Series 2006-HE10 Class 21A1, 5.201%
                      due 12/25/2036                                 14,190,796

                  Capital Auto Receivables Asset Trust:
      4,850,000       Series 2004-2 Class D, 5.82%
                      due 5/15/2012 (a)                               4,806,178
      1,127,559       Series 2005-1 Class A4, 4.05%
                      due 7/15/2009                                   1,123,162
      2,799,970       Series 2006-SN1A Class A2A, 5.40%
                      due 1/20/2009 (a)                               2,799,518

                  Carrington Mortgage Loan Trust (b):
        622,219       Series 2006-FRE1 Class A1, 5.196%
                      due 7/25/2036                                     620,572
     17,752,403       Series 2006-NC5 Class A1, 5.181%
                      due 1/25/2037                                  17,621,720



           Face
         Amount   Asset-Backed Securities++                            Value

                  Carrington Mortgage Loan Trust (b)
                    (concluded):
USD  21,447,623       Series 2007-RFC1 Class A1, 5.181%
                      due 12/25/2036                             $   21,309,309

      2,750,000   Chase Credit Card Master Trust Series
                    2002-7 Class A, 5.873% due 2/15/2010 (b)          2,750,391

                  Chase Issuance Trust:
      2,275,000       Series 2004-A9 Class A9, 3.22%
                      due 6/15/2010                                   2,273,269
      3,600,000       Series 2005-A5 Class A5, 5.773%
                      due 2/15/2012 (b)                               3,588,143
      2,375,000       Series 2006-A3 Class A3, 5.743%
                      due 7/15/2011 (b)                               2,367,581

                  Chase Manhattan Auto Owner Trust:
      4,025,000       Series 2005-B Class A4, 4.88%
                      due 6/15/2012                                   4,014,005
     10,900,000       Series 2006-A Class A4, 5.36%
                      due 1/15/2013                                  10,953,867

                  Citibank Credit Card Issuance Trust:
      1,125,000       Series 2003-A3 Class A3, 3.10%
                      due 3/10/2010                                   1,114,727
      1,805,000       Series 2003-A6 Class A6, 2.90%
                      due 5/17/2010                                   1,780,787
     25,810,000       Series 2003-A11 Class A11, 5.41%
                      due 10/15/2009 (b)                             25,810,511
      2,550,000       Series 2006-A2 Class A2, 4.85%
                      due 2/10/2011                                   2,549,279

                  Countrywide Asset Backed Certificates (b):
      2,283,560       Series 2003-2 Class M1, 5.829%
                      due 6/26/2033                                   1,826,848
        909,397       Series 2003-BC3 Class A2, 5.441%
                      due 9/25/2033                                     901,125
      1,947,299       Series 2004-5 Class A, 5.581%
                      due 10/25/2034                                  1,834,472
      8,750,000       Series 2004-5 Class M2, 5.801%
                      due 7/25/2034                                   7,867,381
     10,300,000       Series 2004-13 Class AF4, 4.583%
                      due 1/25/2033                                  10,088,143
        187,195       Series 2004-13 Class AV4, 5.421%
                      due 6/25/2035                                     178,882
     10,715,000       Series 2004-13 Class MF1, 5.071%
                      due 12/25/2034                                 10,426,775
      1,202,267       Series 2006-8 Class 2A1, 5.161%
                      due 1/25/2046                                   1,196,483
     21,354,636       Series 2006-20 Class 2A1, 5.181%
                      due 4/25/2037                                  21,207,370
     19,969,555       Series 2006-21 Class 2A1, 5.181%
                      due 5/25/2037                                  19,809,800
     16,206,452       Series 2006-22 Class 2A1, 5.181%
                      due 5/25/2037                                  16,065,474
     26,084,863       Series 2006-25 Class 2A1, 5.201%
                      due 6/25/2037                                  25,871,432
     13,588,936       Series 2006-26 Class 2A1, 5.211%
                      due 6/25/2037                                  13,480,554

     25,800,000   Daimler Chrysler Auto Trust Series 2006-D
                    Class A3, 4.98% due 2/08/2011                    25,754,277

     19,985,000   Discover Card Master Trust I Series 2005-1
                    Class A, 5.763% due 9/16/2010 (b)                19,966,696

     15,086,000   Equifirst Mortgage Loan Trust Series 2004-2
                    Class M1, 5.681% due 7/25/2034 (b)               14,803,881



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   Asset-Backed Securities++                            Value

                  First Franklin Mortgage Loan Asset Backed
                    Certificates (b):
USD   1,125,770       Series 2004-FF10 Class A2, 5.531%
                      due 12/25/2032                             $    1,115,492
     17,222,008       Series 2005-FF10 Class A6, 5.481%
                      due 11/25/2035                                 16,240,266

                  Ford Credit Auto Owner Trust Class A4:
      6,091,294       Series 2004-A, 3.54% due 11/15/2008             6,075,391
     25,925,000       Series 2005-A, 3.72% due 10/15/2009            25,717,929
     18,700,000       Series 2006-B, 5.25% due 9/15/2011             18,726,178

     11,833,406   Fremont Home Loan Trust Series 2005-E
                    Class 2A2, 5.301% due 1/25/2036 (b)              11,800,524

     19,421,753   HSI Asset Securitization Corp. Trust
                    Series 2006-HE1 Class 2A1, 5.181%
                    due 10/25/2036 (b)                               19,281,198

     10,500,000   Harley-Davidson Motorcycle Trust
                    Series 2006-2 Class A2, 5.35% due
                    3/15/2013                                        10,542,529

                  Home Equity Asset Trust (b):
      1,877,612       Series 2005-1 Class A2, 5.411%
                      due 5/25/2035                                   1,875,363
      1,190,915       Series 2005-3 Class 1A2, 5.761%
                      due 8/25/2035                                   1,188,961

     26,390,000   Honda Auto Receivables Owner Trust Series
                    2006-3 Class A3, 5.12% due 10/15/2010            26,375,702

     25,106,027   IXIS Real Estate Capital Trust Series
                    2007-HE1 Class A1, 5.191% due
                    5/25/2037 (b)                                    24,935,283

     19,227,483   Indymac Residential Asset Backed Trust Series
                    2006-E Class 2A1, 5.191% due 4/25/2037 (b)       19,091,478

      4,252,500   Irwin Home Equity Series 2005-C Class 1A1,
                    7.905% due 4/25/2030 (b)                          4,205,481

     12,565,818   JPMorgan Mortgage Acquisition Corp. Series
                    2006-HE3 Class A2, 5.201%
                    due 11/25/2036 (b)                               12,498,418

     18,928,909   Long Beach Mortgage Loan Trust Series
                    2006-11 Class 2A1, 5.191% due
                    12/25/2036 (b)                                   18,779,625

                  MBNA Credit Card Master Note Trust:
      1,500,000       Series 2003-A6 Class A6, 2.75%
                      due 10/15/2010                                  1,478,817
      3,250,000       Series 2003-A7 Class A7, 2.65%
                      due 11/15/2010                                  3,196,865
      3,650,000       Series 2006-A4 Class A4, 5.743%
                      due 9/15/2011 (b)                               3,639,198

      2,725,000   MBNA Master Credit Card Trust Series 1998-E
                    Class A, 5.505% due 9/15/2010 (b)                 2,725,664

                  Morgan Stanley ABS Capital I (b):
      2,333,286       Series 2005-HE1 Class A2MZ, 5.431%
                      due 12/25/2034                                  2,257,083
        398,358       Series 2005-NC2 Class A1MZ, 5.381%
                      due 3/25/2035                                     397,813
        435,612       Series 2005-NC2 Class A2MZ, 5.381%
                      due 3/25/2035                                     434,939
      1,118,292       Series 2006-HE2 Class A2A, 5.201%
                      due 3/25/2036                                   1,114,025
     15,373,032       Series 2006-HE8 Class A2A, 5.181%
                      due 10/25/2036                                 15,282,721
     18,595,295       Series 2007-NC1 Class A2A, 5.181%
                      due 11/25/2036                                 18,473,504



           Face
         Amount   Asset-Backed Securities++                            Value

USD   8,908,840   Nationstar Home Equity Loan Trust Series
                    2006-B Class AV1, 5.201%
                    due 9/25/2036 (b)                            $    8,876,967

      3,850,849   New Century Home Equity Loan Trust
                    Series 2005-2 Class A2MZ, 5.391%
                    due 6/25/2035 (b)                                 3,743,983

      2,818,953   Nomura Home Equity Loan, Inc. Series 2006-HE1
                    Class A1, 5.211% due 2/25/2036 (b)                2,811,409

        479,198   Novastar Home Equity Loan Series 2006-2
                    Class A2A, 5.181% due 6/25/2036 (b)                 478,582

      2,898,225   Option One Mortgage Loan Trust Series
                    2003-4 Class A2, 5.451% due 7/25/2033 (b)         2,870,348

                  Park Place Securities, Inc.
                    Series 2005-WCH1 (b):
      1,232,064       Class A1B, 5.431% due 1/25/2035                 1,182,605
      1,046,634       Class A3D, 5.471% due 1/25/2035                 1,001,308

      4,020,000   Popular ABS Mortgage Pass-Through Trust
                    Series 2005-1 Class M2, 5.507% due
                    5/25/2035                                         3,544,225

     14,836,777   RAAC Series 2005-SP2 Class 2A, 5.431%
                    due 6/25/2044 (b)                                14,471,217

                  Residential Asset Mortgage Products, Inc. (b):
        806,590       Series 2004-RS11 Class A2, 5.401%
                      due 12/25/2033                                    806,424
      5,305,043       Series 2005-RS3 Class AI2, 5.301%
                      due 3/25/2035                                   5,292,313
     16,561,582       Series 2006-EFC2 Class A1, 5.191%
                      due 12/25/2036                                 16,482,244
      1,535,608       Series 2006-RS4 Class A1, 5.211%
                      due 7/25/2036                                   1,529,997

      2,181,354   Residential Asset Securities Corp.
                    Series 2003-KS5 Class AIIB, 5.711%
                    due 7/25/2033 (b)                                 2,159,393

      2,800,000   SLM Student Loan Trust Series 2005-6
                    Class A5B, 5.37% due 7/27/2026 (b)                2,797,295

                  Small Business Administration Series 2002-P10
                    Class 1:
        294,559       5.199% due 8/10/2012                              295,837
      1,106,940       4.504% due 2/10/2014                            1,057,185

                  Soundview Home Equity Loan Trust (b):
     24,900,000       Series 2005-OPT3 Class A4, 5.431%
                      due 11/25/2035                                 24,032,716
      3,120,121       Series 2007-OPT1 Class 2A1, 5.211%
                      due 6/25/2037                                   3,096,791

                  Structured Asset Investment Loan Trust (b):
     17,050,000       Series 2003-BC6 Class M1, 5.881%
                      due 7/25/2033                                  16,019,157
     16,700,000       Series 2003-BC7 Class M1, 5.881%
                      due 7/25/2033                                  15,694,660
      5,737,000       Series 2004-8 Class M4, 6.131%
                      due 9/25/2034                                   4,497,234
        472,631       Series 2006-1 Class A1, 5.211%
                      due 1/25/2036                                     471,311

        712,178   Structured Asset Receivables Corp. Series
                    2003-2, 5.72% due 1/21/2009 (b)                     710,397

                  Structured Asset Securities Corp.:
        588,844       Series 2003-Al2 Class A, 3.357%
                      due 1/25/2031 (a)                                 516,823
      4,196,456       Series 2004-23XS Class 2A1, 5.62%
                      due 1/25/2035 (b)                               4,158,201



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   Asset-Backed Securities++                            Value

                  Structured Asset Securities Corp.
                    (concluded):
USD  20,771,302       Series 2006-BC6 Class A2, 5.211%
                      due 1/25/2037 (b)                          $   20,524,327
      2,612,518       Series 2007-BC1 Class A2, 5.181%
                      due 2/25/2037 (b)                               2,578,504

                  USAA Auto Owner Trust Series 2006-4:
     23,200,000       Class A3, 5.01% due 6/15/2011                  23,181,456
     21,651,000       Class A4, 4.98% due 10/15/2012                 21,563,032

                  Total Asset-Backed Securities
                  (Cost--$1,055,550,015)--26.1%                   1,039,387,274



                  U.S. Government & Agency Obligations

                  Fannie Mae:
      3,445,000       4% due 1/26/2009 (e)                            3,423,255
     25,300,000       7.125% due 1/15/2030                           31,370,735
                  Resolution Funding Corp. (j):
        100,000       6.29% due 7/15/2018                                58,812
        100,000       6.30% due 10/15/2018                               57,996
                  U.S. Treasury Inflation Indexed Bonds:
      9,231,450       3.875% due 1/15/2009                            9,420,409
     16,551,100       3.50% due 1/15/2011                            17,273,920
     38,618,214       1.625% due 1/15/2015                           36,958,828
     41,781,614       2.375% due 1/15/2027                           42,323,480
                  U.S. Treasury Notes (e):
    155,150,000       4.125% due 8/31/2012                          154,519,781
     41,240,000       4.75% due 8/15/2017                            41,794,183

                  Total U.S. Government & Agency Obligations
                  (Cost--$329,311,001)--8.5%                        337,201,399



                  U.S. Government Agency
                  Mortgage-Backed Securities++

                  Fannie Mae Guaranteed Pass-Through
                    Certificates:
      2,614,494       4% due 5/01/2019 - 2/01/2022                    2,463,589
    101,957,005       4.50% due 3/01/2020 - 8/01/2037 (g)            98,031,828
      1,944,864       4.562% due 1/01/2035 (b)                        1,936,223
    408,417,082       5.00% due 9/01/2017 - 10/15/2037 (e)(g)       394,693,946
     17,577,340       5.47% due 12/01/2036                           17,639,655
    297,267,364       5.50% due 7/01/2014 - 10/15/2037 (e)(g)       293,978,471
    562,377,061       6.00% due 1/01/2021 - 10/15/2037 (g)          563,484,244
      1,800,000       6.28% due 8/01/2011                             1,857,916
    373,035,030       6.50% due 3/01/2016 - 10/15/2037 (g)          379,837,308
        302,395       7.00% due 3/01/2031 - 9/01/2036                   313,128
                  Freddie Mac Mortgage Participation
                    Certificates:
        575,247       4.00% due 5/01/2010 - 5/01/2019                   560,561
      5,061,601       4.50% due 5/01/2018 - 8/01/2020                 4,886,896
     77,757,552       5.00% due 12/01/2018 - 10/15/2037 (g)          74,314,368
    155,554,241       5.50% due 8/01/2017 - 10/15/2037 (g)          153,022,614
      2,507,202       5.68% due 1/01/2037 (b)                         2,527,443
     28,024,934       5.98% due 1/01/2037 (b)                        28,113,192
    357,294,883       6.00% due 5/01/2013 - 11/15/2037              357,594,847
      1,122,599       6.50% due 5/01/2017 - 12/01/2034                1,148,059
      2,914,374       7.00% due 2/01/2031 - 4/01/2032                 3,030,494
                  Ginnie Mae MBS Certificates:
      1,122,599       4.75% due 5/20/2034                             1,582,392
    223,086,749       5.50% due 11/15/2033 - 10/21/2037 (g)         219,662,139
    160,362,142       6.00% due 11/15/2028 - 10/21/2037 (g)         161,147,612



           Face   U.S. Government Agency
         Amount   Mortgage-Backed Securities++                         Value

                  Ginnie Mae MBS Certificates (concluded):
USD  87,689,286       6.50% due 4/15/2031 - 10/18/2037 (g)       $   89,496,630
        170,655       7.00% due 6/15/2031 - 9/15/2031                   178,775
        531,194       7.50% due 4/15/2031 - 3/15/2032                   557,316

                  Total U.S. Government Agency
                  Mortgage-Backed Securities
                  (Cost--$2,858,688,936)--71.7%                   2,852,059,646



                  U.S. Government Agency
                  Mortgage-Backed Obligations--
                  Collateralized Mortgage Obligations

                  Fannie Mae Trust:
     36,598,677       Series 360 Class 2, 5% due 8/01/2035 (h)        9,636,893
      2,727,385       Series 363 Class 2, 5.50%
                      due 11/01/2035 (h)                                715,533
      3,087,280       Series 367 Class 2, 5.50%
                      due 1/25/2036 (h)                                 810,233
     35,776,661       Series 378 Class 4, 5% due 7/01/2036 (h)        8,882,740
      4,464,369       Series 378 Class 5, 5% due 7/01/2036 (h)        1,099,871
        651,928       Series 1999-7 Class AB, 6% due 3/25/2029          651,726
      1,800,000       Series 2002-73 Class AN, 5%
                      due 11/25/2017                                  1,766,494
      1,680,000       Series 2003-35 Class TE, 5%
                      due 5/25/2018                                   1,647,323
     20,000,000       Series 2003-41 Class XU, 4% due 7/25/2015      19,676,876
     21,152,000       Series 2003-87 Class TJ, 4.50%
                      due 9/25/2018                                  20,058,841
      1,202,104       Series 2004-29 Class HC, 7.50%
                      due 7/25/2030                                   1,281,014
      2,154,587       Series 2004-60 Class LB, 5% due 4/25/2034       2,125,306
      2,301,024       Series 2005-57 Class PA, 5.50%
                      due 5/25/2027                                   2,307,835
     20,955,400       Series 2005-63 Class PA, 5.50%
                      due 10/25/2024                                 20,998,784
      2,460,726       Series 2005-80 Class PB, 5.50%
                      due 4/25/2030                                   2,472,513
      2,610,982       Series 2006-26 Class QA, 5.50%
                      due 6/25/2026                                   2,620,408
      4,600,000       Series 2006-M2 Class A2A, 5.271%
                      due 10/20/2032 (b)                              4,521,401
     15,824,378       Series 2007-22 Class PA, 5.50%
                      due 3/25/2037                                  15,868,990
                  Freddie Mac Multiclass Certificates:
      1,111,764       Series 232 Class IO, 5% due 8/01/2035 (h)         292,739
     12,133,525       Series 2675 Class CB, 4% due 5/15/2016         11,888,977
     15,000,000       Series 2687 Class PM, 4.50%
                      due 11/15/2026                                 14,885,115
      1,743,797       Series 2825 Class VP, 5.50% due 6/15/2015       1,758,135
     10,121,270       Series 3068 Class VA, 5.50%
                      due 10/15/2016                                 10,152,082
     17,312,864       Series 3137 Class XP, 6% due 4/15/2036         17,708,939
     14,476,808       Series 3210 Class PA, 6% due 3/15/2029         14,680,857
     30,077,011       Series 3242 Class QA, 5.50%
                      due 3/15/2030                                  30,263,636

                  Total U.S. Government Agency
                  Mortgage-Backed Obligations--
                  Collateralized Mortgage Obligations
                  (Cost--$216,180,918)--5.5%                        218,773,261



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face   Non-Government Agency
         Amount   Mortgage-Backed Securities++                         Value

Collateralized Mortgage Obligations--16.1%

USD   1,052,448   Banc of America Alternative Loan Trust
                    Series 2004-7 Class 4A1, 5% due
                    8/25/2019                                    $    1,011,329
     98,223,821   Bear Stearns Adjustable Rate Mortgage
                    Trust Series 2005-4 Class 3A1, 5.374%
                    due 8/25/2035 (b)                                98,101,041
         13,321   BlackRock Capital Finance LP Series 1997-R2
                    Class AP, 9.514% due 12/25/2035 (a)(b)(c)            13,321
     19,919,002   Citicorp Mortgage Securities, Inc. Series
                    2007-7 Class 1A1, 6% due 8/25/2037               19,386,766
                  Citigroup Mortgage Loan Trust, Inc. (b):
     46,768,641       Series 2005-4 Class A, 5.345%
                      due 8/25/2035 (a)                              46,139,203
      6,012,238       Series 2007-AR4 Class 2A2A, 5.775%
                      due 3/25/2037                                   6,059,915
     26,515,000   Citimortgage Alternative Loan Trust Series
                    2007-A1 , 6% due 11/30/2037                      26,071,702
         23,130   Collateralized Mortgage Obligation Trust
                    Series 57 Class D, 9.90% due 2/01/2019               23,138
                  Countrywide Alternative Loan Trust (b):
      2,426,862       Series-OC8 Class 2A1A, 5.221%
                      due 11/25/2036                                  2,424,479
      1,173,993       Series 2004-18CB Class 2A5, 5.581%
                      due 9/25/2034                                   1,170,355
     17,856,011       Series 2006-OC9 Class A1, 5.206%
                      due 9/25/2035                                  17,829,598
     15,379,425       Series 2006-OC10 Class 2A1, 5.221%
                      due 11/25/2036                                 15,343,804
     23,016,242       Series 2006-OC11 Class 2A1, 5.231%
                      due 1/25/2037                                  22,966,561
     14,635,505   Countrywide Home Loan Mortgage Pass-
                    Through Trust Series 2007-16 Class A1,
                    6.50% due 10/25/2037                             14,755,775
        253,397   Countrywide Home Loans Series 2004-29
                    Class1 A1, 5.401% due 2/25/2035 (b)                 253,035
     13,381,356   First Horizon Asset Securities, Inc.
                    Series 2005-AR3 Class 3A1, 5.504%
                    due 8/25/2035 (b)                                13,398,618
     17,223,106   GSR Mortgage Loan Trust Series 2005-AR4
                    Class 6A1, 5.25% due 7/25/2035 (b)               17,045,019
      1,125,539   Harborview Mortgage Loan Trust Series
                    2005-10 Class 2A1A, 5.331% due
                    11/19/2035 (b)                                    1,104,970
                  Impac Secured Assets CMN Owner Trust
                    Series 2004-3 (b):
      3,294,139       Class 1A4, 5.53% due 11/25/2034                 3,296,927
     11,950,000       Class M1, 6.105% due 11/25/2034                11,953,812
     20,133,535   Indymac Index Mortgage Loan Trust
                    Series 2006-AR41 Class A3, 5.311%
                    due 2/25/2037 (b)                                19,676,099
                  JPMorgan Mortgage Trust (b):
     43,357,487       Series 2005-A5 Class TA1, 5.432%
                      due 8/25/2035                                  42,937,106
      3,019,642       Series 2006-A2 Class 4A1, 3.886%
                      due 8/25/2034                                   2,968,489
     27,657,340   Luminent Mortgage Trust Series 2006-7
                    Class 1A1, 5.311% due 5/25/2036 (b)              27,306,675
      2,500,000   Maryland Insurance Backed Securities Trust
                    Series 2006-1A , 5.55% due 12/10/2049             2,443,750
         33,445   Ocwen Residential MBS Corp. Series 1998-R2
                    Class AP, 6.92% due 11/25/2034 (a)(b)                21,739
      1,449,160   Opteum Mortgage Acceptance Corp. Series
                    2006-2 Class A1A, 5.191% due 7/25/2036 (b)        1,445,586



           Face   Non-Government Agency
         Amount   Mortgage-Backed Securities++                         Value

Collateralized Mortgage Obligations (concluded)

USD   2,315,297   RMAC Plc Series 2003-NS2A Class A2C,
                    6.101% due 9/12/2035 (b)                     $    2,292,144
     30,172,990   Structured Adjustable Rate Mortgage Loan
                    Trust Series 2007-3 Class 2A1, 5.74%
                    due 4/25/2037 (b)                                30,588,774
                  Structured Asset Securities Corp. (b):
      2,339,111       Series 2005-GEL2 Class A, 5.411%
                      due 4/25/2035                                   2,252,533
      9,317,423       Series 2005-OPT1 Class A4M, 5.481%
                      due 11/25/2035                                  8,894,485
                  WaMu Mortgage Pass-Through Certificates (b):
          1,158       Series 2000-1 Class B1, 5.708%
                      due 1/25/2040 (a)                                   1,048
     74,433,970       Series 2007-HY3 Class 1A1, 5.676%
                      due 3/25/2037                                  74,284,358
     37,975,641       Series 2007-HY3 Class 4A1, 5.349%
                      due 3/25/2037                                  37,706,394
                  Wells Fargo Mortgage Backed Securities Trust:
     43,326,963       Series 2005-AR15 Class 2A1, 5.105%
                      due 9/25/2035 (b)                              42,634,165
        400,000       Series 2006-AR4 Class 2A4, 5.775%
                      due 4/25/2036 (b)                                 396,206
     25,298,830       Series 2007-11 Class A96, 6%
                      due 8/25/2037                                  25,326,399
                                                                 --------------
                                                                    639,525,318

Commercial Mortgage-Backed Securities--16.0%

        361,661   Asset Securitization Corp. Series 1997-D5
                    Class A1C, 6.75% due 2/14/2043                      362,064
      1,869,365   Banc of America Alternative Loan Trust Series
                    2004-7 Class 4A1, 6.503% due 4/15/2036            1,940,718
      3,250,000   Banc of America Commercial Mortgage, Inc.
                    Series 2007-2 Class A4, 5.688%
                    due 4/10/2049 (b)                                 3,278,983
                  Bear Stearns Commercial Mortgage Securities:
     24,498,164       Series 1998-C1 Class A2, 6.44%
                      due 6/16/2030                                  24,597,477
      1,400,000       Series 2000-WF2 Class A2, 7.32%
                      due 10/15/2032 (b)                              1,476,591
      7,100,000       Series 2006-PW11 Class AJ, 5.625%
                      due 3/11/2039 (b)                               6,891,646
                  CS First Boston Mortgage Securities Corp.:
      3,510,863       Series 1998-C2 Class A2, 6.30%
                      due 11/15/2030                                  3,540,684
        325,000       Series 2001-CK6 Class A3, 6.387%
                      due 8/15/2036                                     338,860
      2,415,000       Series 2002-CKS4 Class A2, 5.183%
                      due 11/15/2036                                  2,409,093
     10,288,856       Series 2002-CP5 Class A1, 4.106%
                      due 12/15/2035 (e)                             10,046,889
      2,320,000       Series 2003-C3 Class A5, 3.936%
                      due 5/15/2038                                   2,169,618
     21,411,989   Capco America Securitization Corp. Series
                    1998-D7 Class A1B, 6.26% due 10/15/2030          21,566,936
                  Chase Commercial Mortgage Securities Corp.,
                    Class A2:
     19,046,363       Series 1999-2, 7.198% due 1/15/2032            19,763,120
     21,371,960       Series 2000-1, 7.757% due 4/15/2032            22,385,528
                  Citigroup Commercial Mortgage Trust Series
                    2007-C6 (b):
      8,400,000       Class A4, 5.889% due 6/10/2017                  8,491,858
      8,750,000       Class AM, 5.889% due 6/10/2017                  8,703,138



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face   Non-Government Agency
         Amount   Mortgage-Backed Securities++                         Value

Commercial Mortgage-Backed Securities (continued)

USD     634,577   Commercial Mortgage Acceptance Corp.
                    Series 1998-C2 Class A2, 6.03% due
                    9/15/2030                                    $      634,130
      3,200,000   Credit Suisse Mortgage Capital Certificates
                    Series 2007-C3 Class A4, 5.723%
                    due 6/15/2039 (b)                                 3,235,237
      2,010,673   DLJ Commercial Mortgage Corp. Series
                    200-CKP1 Class A1B, 7.18% due 11/10/2033          2,112,429
                  First Union National Bank Commercial
                    Mortgage Class A2:
     13,000,000       Series 2000-C1, 7.841% due 5/17/2032           13,753,923
      2,160,000       Series 2001-C2, 6.663% due 1/12/2043            2,262,071
                  GE Capital Commercial Mortgage Corp.:
      1,670,000       Series 2001-3 Class A2, 6.07%
                      due 6/10/2038                                   1,726,606
      1,730,000       Series 2002-1A Class A3, 6.269%
                      due 12/10/2035                                  1,802,763
      2,900,000       Series 2005-C4 Class A4, 5.512%
                      due 11/10/2045 (b)                              2,889,220
                  GMAC Commercial Mortage Securities, Inc.:
     19,003,523       Series 1998-C2 Class D, 6.50%
                      due 5/15/2035                                  19,275,547
     20,427,334       Series 1999-C1 Class A2, 6.175%
                      due 5/15/2033 (b)                              20,616,965
      1,337,924       Series 1999-C2 Class A2, 6.945%
                      due 9/15/2033                                   1,370,072
      1,140,988       Series 1999-C3 Class A2, 7.179%
                      due 8/15/2036 (b)                               1,177,328
      1,450,436       Series 2000-C1 Class A2, 7.724%
                      due 3/15/2033 (b)                               1,520,983
      1,279,993       Series 2000-C2 Class A2, 7.455%
                      due 8/16/2033                                   1,345,547
      2,465,000       Series 2000-C2 Class A2, 5.475%
                      due 5/10/2040 (b)                               2,487,334
     15,000,000       Series 2001-C1 Class B, 6.67%
                      due 4/15/2034 (b)                              15,751,440
        700,000       Series 2004-C3 Class AAB, 4.702%
                      due 12/10/2041                                    681,179
                  GS Mortgage Securities Corp. II:
     13,512,242       Series 2003-C1 Class X2, 1.029%
                      due 1/10/2040 (b)(h)                              243,711
      1,625,000       Series 2004-GG2 Class A4, 4.964%
                      due 8/10/2038                                   1,619,918
     18,650,000       Series 2006-GG6 Class A2, 5.506%
                      due 4/10/2038 (b)                              18,853,723
      3,500,000       Series 2007-GG10 Class A4, 5.993%
                      due 8/10/2045 (b)                               3,559,551
      1,147,297   GS Mortgage Securities Corp, III Series
                    1999-C1 Class A2, 6.11% due 11/18/2030 (b)        1,152,829
                  Greenwich Capital Commercial Funding Corp.:
     19,400,000       Series 2004-GG1 Class A4, 4.755%
                      due 6/10/2036                                  19,298,567
      2,445,000       Series 2005-GG3 Class A3, 4.569%
                      due 8/10/2042                                   2,387,191
                  JPMorgan Chase Commercial Mortgage
                    Securities Corp.:
      1,119,754       Series 2001-CIBC Class A3, 6.26%
                      due 3/15/2033                                   1,155,538
     21,558,000       Series 2001-CIB2 Class A3, 6.429%
                      due 4/15/2035                                  22,496,969
      2,120,000       Series 2001-CIB3 Class A3, 6.465%
                      due 11/15/2035                                  2,219,990



           Face   Non-Government Agency
         Amount   Mortgage-Backed Securities++                         Value

Commercial Mortgage-Backed Securities (continued)

                  JPMorgan Chase Commercial Mortgage
                    Securities Corp. (concluded):
USD  17,650,000       Series 2006-CB17 Class A4, 5.429%
                      due 12/12/2043                             $   17,483,065
      8,570,000       Series 2007-CB20 Class A4, 5.794%
                      due 2/12/2051 (b)                               8,654,329
      9,700,000       Series 2007-LD1 Class A2, 5.992%
                      due 6/15/2049 (b)                               9,889,467
      7,882,000       Series 2007-LD12 Class A2, 5.827%
                      due 8/15/2012                                   8,018,700
     19,295,216   Keycorp Series 2000-C1 Class A2, 7.727%
                      due 5/17/2032 (b)                              20,254,821
                  LB Commercial Conduit Mortgage Trust:
      5,094,736       Series 1998-C1 Class A3, 6.48%
                      due 2/18/2030                                   5,088,486
        819,579       Series 1998-C4 Class A1B, 6.21%
                      due 10/15/2035                                    824,905
     15,790,837       Series 1999-C2 Class A2, 7.325%
                      due 10/15/2032                                 16,278,607
                  LB-UBS Commercial Mortgage Trust:
     22,591,532       Series 2000-C3 Class A2, 7.95%
                      due 5/15/2025 (b)                              23,866,679
      1,122,886       Series 2000-C4 Class A2, 7.37%
                      due 8/15/2026                                   1,181,005
        478,680       Series 2002-C7 Class A2, 3.899%
                      due 12/15/2026                                    477,483
      1,100,000       Series 2005-C2 Class AJ, 5.205%
                      due 4/15/2030 (b)                               1,050,289
     15,850,000       Series 2005-C3 Class A5, 4.739%
                      due 7/15/2030                                  15,125,538
     20,170,000       Series 2006-C7 Class A2, 5.30%
                      due 11/15/2038                                 20,217,049
     20,260,000       Series 2007-C1 Class A4, 5.424%
                      due 2/15/2040                                  19,989,008
     18,425,000       Series 2007-C2 Class A3, 5.43%
                      due 2/15/2040                                  18,179,824
     23,850,000       Series 2007-C6 Class A4, 5.858%
                      due 7/15/2040 (b)                              24,252,037
      1,275,000   Merrill Lynch Mortgage Trust Series 2007-C1
                    Class AM, 6.022% due 7/12/2017 (b)(c)             1,280,487
                  Morgan Stanley Capital I:
        248,559       Series 1998-HF2 Class A2, 6.48%
                      due 11/15/2030 (b)                                249,642
        463,891       Series 1999-FNV Class A2, 6.53%
                      due 3/15/2031 (b)                                 469,203
     10,265,000       Series 2006-IQ12 Class A4, 5.332%
                      due 12/15/2043                                 10,094,786
      3,520,000       Series 2007-HQ12 Class A2, 5.811%
                      due 6/12/2012 (b)                               3,565,678
      1,825,000       Series 2007-IQ15 Class AM, 6.078%
                      due 7/11/2017 (b)                               1,839,372
     20,343,921   Morgan Stanley Dean Witter Capital I
                    Series 2000-LIFE Class A2, 7.57%
                    due 11/15/2036 (b)                               21,238,563
      2,190,000   Prudential Mortgage Capital Funding, LLC
                    Series 2001-Rock Class A2, 6.605% due
                    5/10/2034                                         2,293,130
                  Salomon Brothers Mortgage Securities VII, Inc.:
      1,321,199       Series 1999-C1 Class A2, 7.15%
                      due 5/18/2032 (b)                               1,340,477
      1,960,000       Series 2001-C2 Class A3, 6.499%
                      due 10/13/2011                                  2,050,237
      1,650,000       Series 2000-C3 Class A2, 6.592%
                      due 12/18/2033                                  1,709,452



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face   Non-Government Agency
         Amount   Mortgage-Backed Securities++                         Value

Commercial Mortgage-Backed Securities (concluded)

USD  20,665,532   WaMu Commercial Mortgage Securities
                    Trust Series 2005-C1A Class X, 2.10%
                    due 5/25/2036 (b)(h)                         $      851,536
                  Wachovia Bank Commercial Mortgage Trust:
     17,875,000       Series 2006-C25 Class A4, 5.93%
                      due 5/15/2043 (b)                              18,200,168
     19,075,000       Series 2006-C25 Class A5, 5.93%
                      due 5/15/2043 (b)                              19,433,675
     15,101,000       Series 2006-C28 Class A2, 5.50%
                      due 10/15/2048                                 15,217,693
     24,400,000       Series 2006-C29 Class A4, 5.308%
                      due 11/15/2048                                 23,921,694
                                                                 --------------
                                                                    638,181,049

                  Total Non-Government Agency
                  Mortgage-Backed Securities
                  (Cost--$1,273,449,108)--32.1%                   1,277,706,367



                  Corporate Bonds

Aerospace & Defense--0.1%

        340,000   BAE Systems Holdings, Inc., 5.20%
                    due 8/15/2015 (a)                                   324,042
        762,000   L-3 Communications Corp. Series B, 6.375%
                    due 10/15/2015                                      748,665
      1,150,000   United Technologies Corp., 5.691%
                    due 6/01/2009 (b)                                 1,150,005
                                                                 --------------
                                                                      2,222,712

Airlines--0.1%

      2,432,028   American Airlines, Inc. Series 2003-1,
                    3.857% due 1/09/2012 (i)                          2,337,787
      2,555,000   Continental Airlines, Inc. Series 2002-1,
                    6.563% due 8/15/2013                              2,643,786
                                                                 --------------
                                                                      4,981,573

Automobiles--0.0%

         65,000   DaimlerChrysler NA Holding Corp., 4.05%
                    due 6/04/2008                                        64,288

Beverages--0.0%

        185,000   Diageo Capital Plc, 3.50% due 11/19/2007              184,515

Biotechnology--0.0%

      1,670,000   Amgen, Inc., 5.585% due 11/28/2008 (a)(b)           1,671,550

Building Products--0.1%

      2,030,000   Momentive Performance Materials, Inc.,
                    10.125% due 12/01/2014 (a)(d)                     1,999,550

Capital Markets--4.7%

        400,000   The Bank of New York Co., Inc., 3.80%
                    due 2/01/2008                                       397,884
                  The Bear Stearns Cos., Inc.:
      4,995,000       5.76% due 7/19/2010 (b)                         4,906,738
     13,615,000       6.95% due 8/10/2012                            14,195,230
      8,950,000       6.40% due 10/02/2017                            8,910,235
     16,960,000   Credit Suisse Guernsey Ltd., 5.86%
                    due 5/29/2049 (b)                                16,042,159
      6,895,000   Goldman Sachs Capital II, 5.793% (b)(f)             6,524,387
     28,085,000   Goldman Sachs Group, Inc., 5.25%
                    due 10/15/2013                                   27,438,006



           Face
         Amount   Corporate Bonds                                      Value

Capital Markets (concluded)

                  Lehman Brothers Holdings, Inc.:
USD   2,875,000       5.645% due 5/25/2010 (b)                   $    2,802,311
      8,350,000       6% due 7/19/2012                                8,479,433
      8,415,000       Series I, 5.25% due 2/06/2012                   8,240,793
      8,000,000       Series MTN, 7% due 9/27/2027                    8,191,096
                  Morgan Stanley:
        705,000       5.05% due 1/21/2011                               696,807
        250,000       6.75% due 4/15/2011                               261,283
     69,900,000       5.493% due 1/09/2012 (b)                       68,477,046
      9,560,000       6.25% due 8/28/2017                             9,762,662
        200,000       Series F, 5.55% due 4/27/2017                     194,046
         40,000   UBS Preferred Funding Trust I, 8.622% (b)(f)           43,443
                                                                 --------------
                                                                    185,563,559

Commercial Banks--1.2%

        220,000   Bank One Corp., 2.625% due 6/30/2008                  215,769
                  Barclays Bank Plc (a)(b)(f):
      6,660,000       8.55%                                           7,201,298
      2,290,000       7.43%                                           2,433,535
      5,125,000   Corporacion Andina de Fomento, 6.875%
                    due 3/15/2012                                     5,429,225
      1,555,000   Eksportfinans A/S, 3.375% due 1/15/2008             1,550,225
        440,000   First Union Corporation, 6.30%
                    due 4/15/2028 (b)                                   443,748
                  HBOS Treasury Services Plc (a):
        350,000       3.50% due 11/30/2007                              349,501
        505,000       3.75% due 9/30/2008                               496,971
        415,000   HSBC Bank USA NA, 4.625% due 4/01/2014                387,308
     14,550,000   JPMorgan Chase Capital XXV, 6.80%
                    due 10/01/2037                                   14,572,160
         70,000   Nationwide Building Society, 4.25%
                    due 2/01/2010 (a)                                    68,566
     11,800,000   Royal Bank of Scotland Group Plc,
                    6.99% (a)(b)(f)                                  11,810,856
                  Suntrust Banks, Inc:
        665,000       3.625% due 10/15/2007                             664,511
        325,000       4% due 10/15/2008                                 321,681
        430,000   Suntrust Bank Series CD, 4.415%
                    due 6/15/2009                                       423,524
         45,000   Wachovia Bank NA, 4.375% due 8/15/2008                 44,774
                  Wells Fargo & Co.:
        600,000       4.20% due 1/15/2010                               589,954
        255,000       4.625% due 8/09/2010                              252,328
        740,000       4.875% due 1/12/2011                              733,040
                                                                 --------------
                                                                     47,988,974

Computers & Peripherals--0.2%

      8,245,000   International Business Machines Corp.,
                    5.70% due 9/14/2017                               8,288,196
         55,000   Seagate Technology HDD Holdings, 6.80%
                    due 10/01/2016                                       53,763
                                                                 --------------
                                                                      8,341,959

Consumer Finance--0.5%

        890,000   American Express Co., 6.80%
                    due 9/01/2066 (b)                                   912,067
      3,135,000   FIA Card Services NA, 4.625% due 8/03/2009          3,117,764
      5,375,000   HSBC Finance Corp., 6.50% due 11/15/2008            5,448,304
                  MBNA Corp.:
        870,000       5.625% due 11/30/2007                             870,855
      2,750,000       4.625% due 9/15/2008                            2,736,663



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Consumer Finance (concluded)
                  SLM Corp.:
USD   6,000,000       5.40% due 10/25/2011                       $    5,601,798
      1,450,000       5.125% due 8/27/2012                            1,312,646
                                                                 --------------
                                                                     20,000,097

Diversified Financial Services--4.6%

        275,000   Associates Corporation of North America,
                    6.25% due 11/01/2008                                278,167
                  Bank of America Corp.:
         75,000       7.80% due 2/15/2010                                79,303
      5,555,000       4.875% due 9/15/2012                            5,436,395
      5,000,000       7.80% due 9/15/2016                             5,602,560
      8,725,000       6% due 9/01/2017                                8,927,324
                  Bank of America NA:
        900,000       5.30% due 3/15/2017                               873,008
      3,850,000       6.10% due 6/15/2017                             3,954,531
                  Citigroup, Inc.:
      1,010,000       3.625% due 2/09/2009                              992,224
      1,540,000       4.125% due 2/22/2010 (e)                        1,512,540
     10,305,000       5.625% due 8/27/2012                           10,425,744
     12,000,000       5.50% due 2/15/2017                            11,785,392
        470,000       6% due 8/15/2017                                  480,915
      3,785,000       5.875% due 5/29/2037                            3,648,460
                  Ford Motor Credit Co. LLC:
        545,000       5.80% due 1/12/2009                               526,396
      2,445,000       9.75% due 9/15/2010                             2,494,355
                  General Electric Capital Corp.:
     18,780,000       5% due 11/15/2011                              18,695,171
        385,000       5.875% due 2/15/2012                              395,129
      5,000,000       6.75% due 3/15/2032                             5,504,865
     13,825,000       6.15% due 8/07/2037                            14,188,017
     58,550,000       Series A, 5% due 12/01/2010                    58,679,805
        225,000       Series MTN, 5% due 4/10/2012                      222,866
        200,000       Series MTNA, 6.50% due 12/10/2007                 200,415
                  JPMorgan Chase & Co.:
        375,000       5.75% due 10/15/2008                              376,220
        100,000       7.125% due 6/15/2009                              103,250
         10,000       4.50% due 11/15/2010                                9,853
                  JPMorgan Chase Bank NA:
     16,025,000       6% due 7/05/2017                               16,177,629
     10,900,000       Series BKNT, 6% due 10/01/2017                 11,005,665
        370,000   USAA Cap Corp., 4% due 12/10/2007 (a)                 368,980
                                                                 --------------
                                                                    182,945,179

Diversified Telecommunication Services--0.9%

     17,575,000   AT&T, Inc., 6.50% due 9/01/2037                    18,121,530
        200,000   Cincinnati Bell, Inc., 7.25% due 7/15/2013            201,500
        235,000   Citizens Communications Co., 6.25%
                    due 1/15/2013                                       229,125
                  GTE Corp.:
      8,030,000       6.84% due 4/15/2018                             8,564,397
         75,000       6.94% due 4/15/2028                                77,946
      2,195,000   Qwest Communications International, Inc.,
                    7.50% due 2/15/2014                               2,222,438
                  Qwest Corp.:
        130,000       7.875% due 9/01/2011                              136,500
        135,000       8.944% due 6/15/2013 (b)                          144,113
                  Telecom Italia Capital SA:
        275,000       5.25% due 10/01/2015                              261,065
      2,045,000       6% due 9/30/2034                                1,901,470
        550,000   Telefonica Emisiones SAU, 7.045%
                    due 6/20/2036                                       585,850



           Face
         Amount   Corporate Bonds                                      Value

Diversified Telecommunication Services (concluded)

USD     160,000   Telefonica Europe BV, 7.75% due 9/15/2010      $      170,848
         95,000   Verizon Maryland, Inc. Series B, 5.125%
                    due 6/15/2033                                        78,389
         35,000   Verizon New Jersey, Inc., 7.85%
                    due 11/15/2029                                       39,658
         60,000   Verizon Virginia, Inc. Series A, 4.625%
                    due 3/15/2013                                        57,919
        150,000   Wind Acquisition Finance SA, 10.75%
                    due 12/01/2015 (a)                                  166,125
                  Windstream Corp.:
        240,000       8.125% due 8/01/2013                              252,600
        585,000       8.625% due 8/01/2016                              623,756
                                                                 --------------
                                                                     33,835,229

Electric Utilities--0.2%

        150,000   Florida Power & Light Co., 5.625%
                    due 4/01/2034                                       140,921
         96,002   Midwest Generation LLC Series B, 8.56%
                    due 1/02/2016 (i)                                   102,722
      3,755,000   Nevada Power Co., 6.65% due 4/01/2036               3,727,465
      5,130,000   Sierra Pacific Power Co., 6% due 5/15/2016          5,018,782
                                                                 --------------
                                                                      8,989,890

Food Products--0.2%

      7,555,000   Kraft Foods, Inc., 6.50% due 8/11/2017              7,803,945

Gas Utilities--0.0%

         45,000   Colorado Interstate Gas Co., 6.80%
                    due 11/15/2015                                       46,585
                  El Paso Natural Gas Co.:
        130,000       8.625% due 1/15/2022                              150,947
          5,000       8.375% due 6/15/2032                                5,876
         10,000   Targa Resources, Inc., 8.50%
                    due 11/01/2013 (a)                                   10,000
        180,000   Transcontinental Gas Pipe Line Corp.
                    Series B, 8.875% due 7/15/2012                      200,250
                                                                 --------------
                                                                        413,658

Health Care Equipment & Supplies--0.1%

      3,780,000   The Cooper Cos., Inc., 7.125% due 2/15/2015         3,723,300

Health Care Providers & Services--0.1%

      3,465,000   UnitedHealth Group, Inc., 5.80%
                    due 3/15/2036                                     3,219,716
                  WellPoint, Inc.:
        410,000       5.95% due 12/15/2034                              377,929
        195,000       5.85% due 1/15/2036                               179,377
                                                                 --------------
                                                                      3,777,022

Hotels, Restaurants & Leisure--0.0%

                  American Real Estate Partners LP:
         75,000       8.125% due 6/01/2012                               74,344
         40,000       7.125% due 2/15/2013                               38,100
      1,205,000       7.125% due 2/15/2013 (a)                        1,147,763
        145,000   Harrah's Operating Co., Inc., 5.75%
                    due 10/01/2017                                      110,925
         35,000   Travelport LLC, 9.875% due 9/01/2014                   35,700
                                                                 --------------
                                                                      1,406,832

Household Durables--0.0%

        325,000   Belvoir Land LLC Series A-1, 5.27%
                    due 12/15/2047                                      284,872
        600,000   Irwin Land LLC Series A-2, 5.40%
                    due 12/15/2047                                      537,108
                                                                 --------------
                                                                        821,980



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Independent Power Producers & Energy Traders--0.0%

USD      88,940   AES Ironwood LLC, 8.857%
                    due 11/30/2025 (i)                           $       96,944
         50,000   AES Red Oak LLC Series B, 9.20%
                    due 11/30/2029 (i)                                   54,750
         90,000   NRG Energy, Inc., 7.375% due 2/01/2016                 90,225
        115,000   Orion Power Holdings, Inc., 12%
                    due 5/01/2010                                       125,925
        300,000   TXU Corp., 4.80% due 11/15/2009                       302,628
                                                                 --------------
                                                                        670,472

Insurance--1.3%

        150,000   American General Corp., 7.50%
                    due 8/11/2010                                       158,652
      5,255,000   American International Group, Inc., 6.25%
                    due 5/01/2036                                     5,332,096
                  Berkshire Hathaway Finance Corp.:
        500,000       3.375% due 10/15/2008                             491,768
        105,000       4.125% due 1/15/2010                              103,265
      6,825,000   Chubb Corp., 6.375% due 3/29/2067 (b)               6,784,739
      1,285,000   Hartford Life Global Funding Trusts, 5.864%
                    due 9/15/2009 (b)                                 1,283,390
                  Lincoln National Corp. (b):
      4,185,000       7% due 5/17/2066                                4,312,973
      2,500,000       6.05% due 4/20/2067                             2,407,230
      7,995,000   Metlife, Inc., 6.40% due 12/15/2066                 7,602,054
      2,510,000   Monument Global MG Fund Float 10, 5.24%
                    due 6/16/2010 (b)                                 2,497,450
        735,000   Principal Life Global Funding I, 3.625%
                    due 4/30/2008 (a)                                   725,704
      6,460,000   Progressive Corp., 6.70% due 6/15/2037 (b)          6,267,395
      4,415,000   Reinsurance Group of America, 6.75%
                    due 12/15/2065 (b)                                4,180,952
        465,000   TIAA Global Markets Inc., 3.875%
                    due 1/22/2008 (a)                                   462,734
      5,715,000   The Travelers Cos., Inc., 6.25%
                    due 3/15/2067 (b)                                 5,525,576
      5,275,000   ZFS Finance USA Trust I, 6.50%
                    due 5/09/2037 (a)(b)                              5,099,875
                                                                 --------------
                                                                     53,235,853

Life Sciences Tools & Services--0.0%

                  Bio-Rad Laboratories, Inc.:
         40,000       7.50% due 8/15/2013                                40,600
        100,000       6.125% due 12/15/2014                              95,000
                                                                 --------------
                                                                        135,600

Machinery--0.0%

         50,000   Briggs & Stratton Corp., 8.875%
                    due 3/15/2011                                        53,375

Media--1.9%

        200,000   AOL Time Warner Inc., 6.75% due 4/15/2011             207,878
                  CSC Holdings, Inc. Series B:
        860,000        8.125% due 7/15/2009                             875,050
        125,000        8.125% due 8/15/2009                             127,188
        605,000   Cablevision Systems Corp. Series B, 9.644%
                    due 4/01/2009 (b)                                   623,150
         30,000   Charter Communications Holdings II, LLC,
                    10.25% due 9/15/2010                                 30,675
        670,000   Comcast Cable Communications Holdings,
                    Inc., 8.375% due 3/15/2013                          750,961



           Face
         Amount   Corporate Bonds                                      Value

Media (concluded)

USD     150,000   Comcast Cable Holdings LLC, 7.875%
                    due 8/01/2013                                $      164,160
                  Comcast Corp.:
        425,000       5.90% due 3/15/2016                               422,782
      7,050,000       6.50% due 1/15/2017                             7,272,505
        155,000       7.05% due 3/15/2033                               163,378
        125,000       6.50% due 11/15/2035                              123,431
      7,000,000       6.45% due 3/15/2037                             6,910,617
     13,500,000       6.95% due 8/15/2037                            14,169,735
      3,895,000   Cox Communications, Inc., 7.125%
                    due 10/01/2012                                    4,128,014
                  Echostar DBS Corp.:
         30,000       7% due 10/01/2013                                  30,675
         30,000       7.125% due 2/01/2016                               30,825
                  Idearc, Inc.:
        195,000       8% due 11/15/2016 (a)                             194,513
      1,495,000       8% due 11/15/2016                               1,491,263
        120,000   Intelsat Bermuda Ltd., 9.25% due 6/15/2016            124,500
        110,000   Intelsat Corp., 9% due 6/15/2016                      113,300
                  News America, Inc.:
        125,000       7.125% due 4/08/2028                              128,653
        140,000       7.625% due 11/30/2028                             152,808
      5,210,000       6.40% due 12/15/2035                            5,031,594
      5,060,000       6.75% due 1/09/2038                             5,298,012
      3,135,000   Shaw Communications, Inc., 7.20%
                    due 12/15/2011                                    3,205,538
        360,000   TCI Communications, Inc., 8.75%
                    due 8/01/2015                                       417,329
      9,475,000   Time Warner Cable, Inc., 5.85%
                    due 5/01/2017 (a)                                 9,211,671
                  Time Warner Cos., Inc.:
      9,715,000       9.125% due 1/15/2013                           11,137,441
        720,000       7.57% due 2/01/2024                               776,439
        150,000   Time Warner Entertainment Co. LP, 8.375%
                    due 3/15/2023                                       173,659
                                                                 --------------
                                                                     73,487,744

Metals & Mining--0.3%

        170,000   AK Steel Corp., 7.75% due 6/15/2012                   172,125
        165,000   Aleris International, Inc., 9%
                    due 12/15/2014 (d)                                  152,625
        795,000   Arch Western Finance LLC, 6.75%
                    due 7/01/2013                                       779,100
                  Freeport-McMoRan Copper & Gold, Inc.:
      3,060,000       8.25% due 4/01/2015                             3,304,800
      5,710,000       8.375% due 4/01/2017                            6,238,175
        415,000   Ispat Inland ULC, 9.75% due 4/01/2014                 452,119
                                                                 --------------
                                                                     11,098,944

Multi-Utilities--0.1%

      5,330,000   CMS Energy Corp., 6.55% due 7/17/2017               5,169,034
        480,000   CenterPoint Energy, Inc., 7.25%
                    due 9/01/2010                                       504,411
                                                                 --------------
                                                                      5,673,445

Oil, Gas & Consumable Fuels--1.7%

     10,000,000   Anadarko Petroleum Corp., 6.45%
                    due 9/15/2036                                     9,844,990
                  Chesapeake Energy Corp.:
         55,000       6.375% due 6/15/2015                               53,969
         20,000       6.25% due 1/15/2018                                19,300
         45,000       6.875% due 11/15/2020                              44,044



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Oil, Gas & Consumable Fuels (concluded)

USD      20,000   Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                               $       19,300
         80,000   ConocoPhillips, 7% due 3/30/2029                       86,544
      1,300,000   ConocoPhillips Australia Funding Co.,
                    5.46% due 4/09/2009 (b)(e)                        1,295,445
                  Consolidated Natural Gas Co.:
        235,000       Series A, 5% due 3/01/2014                        225,295
        150,000       Series C, 6.25% due 11/01/2011                    154,233
                  Enterprise Products Operating LP:
        450,000       4.95% due 6/01/2010                               448,171
        225,000       Series B, 4% due 10/15/2007                       224,884
      6,500,000   Gazprom OAO, 7.288% due 8/16/2037 (a)               6,912,750
         35,000   KCS Energy, Inc., 7.125% due 4/01/2012                 33,950
                  Midamerican Energy Holdings Co.:
      7,100,000       5.95% due 5/15/2037                             6,706,156
      5,175,000       6.50% due 9/15/2037 (a)                         5,230,911
      6,635,000   Northwest Pipeline Corp., 7% due 6/15/2016          6,892,106
        115,000   Overseas Shipholding Group, Inc., 7.50%
                    due 2/15/2024                                       111,550
     18,000,000   Pemex Project Funding Master Trust, 6.994%
                    due 6/15/2010 (a)(b)                             18,315,000
      4,490,000   Sabine Pass LNG LP, 7.50% due 11/30/2016            4,422,650
        920,000   Tennessee Gas Pipeline Co., 7%
                    due 10/15/2028                                      936,463
      5,750,000   XTO Energy, Inc., 6.75% due 8/01/2037               5,999,723
                                                                 --------------
                                                                     67,977,434

Paper & Forest Products--0.0%

         75,000   Bowater Canada Finance Corp., 7.95%
                    due 11/15/2011                                       61,688
        190,000   Domtar, Inc., 7.125% due 8/15/2015                    182,400
        760,000   Georgia-Pacific Corp., 7.125%
                    due 1/15/2017 (a)                                   735,300
                                                                 --------------
                                                                        979,388

Pharmaceuticals--0.1%

                  Bristol-Myers Squibb Co.:
        550,000       5.875% due 11/15/2036                             524,576
         75,000       6.875% due 8/01/2097                               76,830
      4,965,000   Wyeth, 6% due 2/15/2036                             4,775,148
                                                                 --------------
                                                                      5,376,554

Real Estate Investment Trusts (REITs)--0.1%

        180,000   AvalonBay Communities, Inc., 6.625%
                    due 9/15/2011                                       187,141
        380,000   Camden Property Trust, 4.70% due 7/15/2009            377,009
      2,075,000   Developers Diversified Realty Corp., 6.625%
                    due 1/15/2008                                     2,080,712
                  Rouse Co. LP:
        325,000       6.75% due 5/01/2013 (a)                           318,803
        825,000       5.375% due 11/26/2013                             740,611
                                                                 --------------
                                                                      3,704,276

Semiconductors & Semiconductor Equipment--0.1%

                  Freescale Semiconductor, Inc.:
      2,195,000       9.125% due 12/15/2014 (d)                       2,030,375
        520,000       9.569% due 12/15/2014 (b)                         490,100
                                                                 --------------
                                                                      2,520,475

Wireless Telecommunication Services--0.1%

        140,000   Rogers Wireless, Inc., 7.50% due 3/15/2015            150,041
        375,000   Sprint Nextel Corp., 6% due 12/01/2016                360,197



           Face
         Amount   Corporate Bonds                                      Value

Wireless Telecommunication Services (concluded)

                  Vodafone Group Plc:
USD   1,380,000       5.45% due 12/28/2007 (b)                   $    1,379,311
        275,000       5% due 12/16/2013                                 264,495
         55,000       5% due 9/15/2015                                   51,896
                                                                 --------------
                                                                      2,205,940

                    Total Corporate Bonds
                    (Cost--$746,808,434)--18.7%                     743,855,312



                  Foreign Government Obligations

      8,037,500   Argentina Bonos, 5.374% due 8/03/2012 (b)(i)        7,222,516
        775,000   Colombia Government International Bond,
                    7.375% due 9/18/2037                                852,500
EUR  12,225,000   France Government Bond OAT, 3.75%
                    due 4/25/2017                                    16,539,460
                  Israel Government AID Bond,:
USD     850,000       5.50% due 9/18/2023                               894,508
        625,000       5.50% due 4/26/2024                               658,521
                  Mexican Bonos:
MXN   9,700,000       8% due 12/07/2023                                 890,679
     16,700,000       Series M 10, 7.25% due 12/15/2016               1,459,994
      4,200,000       Series M 20,10% due 12/05/2024                    457,886
                  Mexico Government International Bond:
USD     825,000       8.375% due 1/14/2011                              909,563
      2,378,000       6.375% due 1/16/2013                            2,500,467
      2,775,000       5.875% due 1/15/2014                            2,856,863
        320,000       5.625% due 1/15/2017                              319,040
        750,000       Series A, 6.75% due 9/27/2034                     815,625
        425,000   Peru Government International Bond, 6.55%
                    due 3/14/2037 (i)                                   438,600
NZD     635,000   Province of Manitoba Canada, 6.375%
                    due 9/01/2015                                       448,629
        720,000   Province of Ontario Canada, 6.25%
                    due 6/16/2015                                       502,972
USD   1,029,600   Russia Government International Bond,
                    7.50% due 3/31/2030 (i)                           1,161,286

                    Total Foreign Government Obligations
                    (Cost--$38,208,229)--1.0%                        38,929,109



                  Preferred Securities

                  Capital Trusts

Capital Markets--0.2%

      1,868,000   Lehman Brothers Holdings Capital Trust V,
                    5.857% (b)(f)                                     1,779,672
      5,550,000   Mellon Capital IV Series 1, 6.244% (b)(f)           5,488,667
                                                                 --------------
                                                                      7,268,339

Commercial Banks--0.3%

      3,555,000   BAC Capital Trust VI, 5.625% due 3/08/2035          3,175,632
         45,000   BAC Capital Trust XI, 6.625% due 5/23/2036             45,793
      5,200,000   USB Capital IX, 6.189% (b)(f)                       5,203,453
      3,575,000   Wachovia Capital Trust III, 5.80%  (b)(f)           3,551,015
                                                                 --------------
                                                                     11,975,893



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   Capital Trusts                                       Value

Oil, Gas & Consumable Fuels--0.1%

USD   3,555,000   Pemex Project Funding Master Trust, 7.375%
                    due 12/15/2014                               $    3,909,042

                  Total Capital Trusts
                  (Cost--$23,437,984)--0.6%                          23,153,274



         Shares
           Held   Preferred Stocks

Commercial Banks--0.0%

        450,000   Barclays Bank Plc, 6.278%                             392,142

Thrifts & Mortgage Finance--0.3%

        214,200   Fannie Mae Series O, 7% (b)                        11,165,175

                  Total Preferred Stocks
                  (Cost--$12,323,162)--0.3%                          11,557,317



           Face
         Amount   Trust Preferred

Commercial Banks--0.1%

USD   4,725,000   SunTrust Capital VIII, 6.10% due 12/15/2036 (b)     4,286,298

                  Total Trust Preferred
                  (Cost--$4,648,550)--0.1%                            4,286,298

                  Total Preferred Securities
                  (Cost--$40,409,696)--1.0%                          38,996,889



                  Short-Term Securities

     13,700,000   Federal Home Loan Bank, 3.75%
                    due 10/01/2007                                   13,700,000

                  Total Short-Term Securities
                  (Cost--$13,700,000)--0.3%                          13,700,000



      Number of
    Contracts**   Options Purchased

Call Options Purchased

             86   Receive a fixed rate of 5.735% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring August 2010, Broker Lehman
                    Brothers Special Financing,                       4,014,843
            125   Receive a fixed rate of 5.78% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring August 2010, Broker Deutsche
                    Bank AG                                           4,193,909
             14   Receive a fixed rate of 6.075% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring July 2012, Broker Lehman Brothers
                    Special Financing                                   837,427
             15   Receive a fixed rate of 5.47% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring May 2012, Broker Bank of America NA        621,098



      Number of
    Contracts**   Options Purchased                                    Value

Call Options Purchased (concluded)

              5   Receive a fixed rate of 5.52% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring September 2016, Broker Barclays
                    Bank PLC                                       $    279,565
             67   Receive a fixed rate of 5.39% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring March 2012, Broker Lehman Brothers
                    Special Financing                                 2,753,528
            173   Receive a fixed rate of 5.525% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring May 2012, broker Citibank N.A.           7,120,567
            164   Receive a fixed rate of 5.705% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring May 2012, broker Deutsche Bank AG        7,563,369
             81   Receive a fixed rate of 6.025% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring June 2012, broker Lehman Brothers
                    Special Financing                                 4,547,607
                                                                 --------------
                                                                     31,931,913

Put Options Purchased

             86   Pay a fixed rate of 5.735% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring August 2010, Broker Lehman
                    Brothers Special Financing                        3,075,664
            125   Pay a fixed rate of 5.78% and receive a
                    floating rate based 3-month LIBOR,
                    expiring August 2010, Broker Deutsche
                    Bank AG                                           6,159,424
             14   Pay a fixed rate of 6.075% and receive a
                    floating rate based 3-month LIBOR, expiring
                    July 2012, Broker Lehman Brothers
                    Special Financing                                   528,856
             15   Pay a fixed rate of 5.47% and receive a
                    floating rate based 3-month LIBOR, expiring
                    May 2012, Broker Bank of America NA                 838,348
              5   Pay a fixed rate of 5.52% and receive a
                    floating rate based 3-month LIBOR, expiring
                    September 2016, Broker Barclays Bank PLC            360,315
             67   Pay a fixed rate of 5.39% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring March 2012, Broker Lehman Brothers
                    Special Financing                                 4,177,777
            173   Pay a fixed rate of 5.525% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring May 2012, broker Citibank N.A.           8,976,537
            164   Pay a fixed rate of 5.705% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring May 2012, broker Deutsche Bank AG        7,407,802
             81   Pay a fixed rate of 6.025% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring June 2012, broker Lehman Brothers
                    Special Financing                                 3,033,126
                                                                 --------------
                                                                     34,557,849

                  Total Options Purchased
                  (Premiums Paid--$57,475,392)--1.7%                 66,489,762

                  Total Investments Before TBA Sale
                  Commitments and Options Written
                  (Cost--$6,629,781,729)--166.6%                  6,627,099,019



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


           Face
         Amount   TBA Sale Commitments                                 Value

                  Fannie Mae Guaranteed Pass-Through
                    Certificates:
USD   2,000,000       4.50% due 3/01/2020 - 8/01/2037            $  (1,926,190)
    155,000,000       5.00% due 9/01/2017 - 10/15/2037            (148,806,766)
    268,200,000       5.50% due 7/01/2014 - 10/15/2037            (264,838,117)
     94,600,000       6.00% due 1/01/2021 - 10/15/2037             (94,749,469)
     40,200,000       6.50% due 3/01/2016 - 10/15/2037             (40,939,278)

                  Fredddie Mac Mortgage Participation
                    Certificates:
      2,300,000       4.50% due 5/01/2018 - 8/01/2020               (2,214,401)
    108,200,000       5.50% due 8/01/2017 - 10/15/2037            (105,952,037)

                  GNMA:
     11,700,000       5.50% due 11/15/2033 - 10/21/2037            (11,477,887)

                  Total TBA Sale Commitments (Premiums
                  Received--$667,829,420)--(16.9%)                (670,904,145)



      Number of
      Contracts   Options Written

Call Options Written

            5**   Pay a fixed rated of 5.135% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring April 2008, Broker Barclays Bank PLC      (89,490)
            4**   Receive a fixed rated of 5.46% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring August 2008, Broker JP Morgan
                    Chase Bank                                        (147,924)
           29**   Pay a fixed rated of 5.46% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring August 2008, Broker JP Morgan
                    Chase Bank                                        (982,873)
            3**   Pay a fixed rated of 5.67% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring January 2010, Broker Citibank NA         (164,195)
          100**   Pay a fixed rated of 5.7575% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring July 2008, Broker Credit Suisse
                    International                                   (1,084,500)
            5**   Pay a fixed rated of 5.485% and receive a
                    floating rate based on expiring 3-month
                    LIBOR, expiring October 2009, Broker
                    JP Morgan Chase Bank,                             (200,577)



      Number of
    Contracts**   Options Written                                      Value

Call Options Written (concluded)

           67**   Pay a fixed rate of 5.115% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring March 2008, Broker Lehman
                    Brothers Special Financing                  $   (1,184,085)
            855   U.S. Treasury Bonds, expiring November
                    2007 at USD 110                                   (561,094)
                                                                ---------------
                                                                    (4,414,738)

Put Options Written

            5**   Receive a fixed rate of 5.135% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring April 2008, Broker Barclays Bank PLC     (128,050)
            4**   Pay a fixed rated of 5.46% and receive a
                    floating rate based on 3-month LIBOR,
                    expiring August 2008, Broker JP Morgan
                    Chase Bank                                         (92,547)
           29**   Receive a fixed rated of 5.46% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring August 2008, Broker JP Morgan
                    Chase Bank                                        (614,923)
            3**   Receive a fixed rate of 5.67% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring January 2010, Broker Citibank NA         (118,844)
          100**   Receive a fixed rate of 5.7575% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring July 2008, Broker Credit Suisse
                    International                                   (4,716,300)
            5**   Receive a fixed rate of 5.485% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring October 2009, Broker JP Morgan
                    Chase Bank                                        (194,141)
           67**   Receive a fixed rate of 5.115% and pay a
                    floating rate based on 3-month LIBOR,
                    expiring March 2008, Broker Lehman Brothers
                    Special Financing                               (1,819,597)
            855   U.S. Treasury Bonds, expiring November 2007
                    at USD 108                                        (374,063)
                                                                ---------------
                                                                    (8,058,465)

                  Total Options Written (Premiums
                  Received--$11,297,031)--(0.3%)                   (12,473,203)

Total Investments, Net of TBA Sale Commitments and
  Options Written (Cost--$5,950,655,278*)--149.4%                 5,943,721,671
Liabilities in Excess of Other Assets--(49.4%)                  (1,963,549,511)
                                                                ---------------
Net Assets--100.0%                                              $ 3,980,172,160
                                                                ===============


  * The cost and unrealized appreciation (depreciation) of investments, net of TBA sale commitments and options written, as of September 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $    5,956,826,074
                                                 ==================
    Gross unrealized appreciation                $       42,714,811
    Gross unrealized depreciation                      (55,819,214)
                                                 ------------------
    Net unrealized depreciation                  $     (13,104,403)
                                                 ==================


 ** One contract represents a notional amount of $1,000,000.

 ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of the prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate security.

(c) Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                        Realized    Interest/
                              Purchase      Sale          Gain       Dividend
    Affiliate                   Cost        Cost         (Loss)       Income

    BlackRock Capital
      Finance LP
      Series 1997-R2
      Class AP, 9.514%
      due 12/25/2035                --   $       2,988   $   (7)    $  1,247
    BlackRock Liquidity Series,
      LLC Money Market Series       --   $ 403,300,250*       --    $202,454
    Merrill Lynch Mortgage
      Investors, Inc.,
      Series 05-HE2,
      Class A2A             $   59,051   $      59,501        --    $  6,097
    Merrill Lynch
      Mortgage Trust
      Series 2007-C1,
      Class AM, 6.022%
      due 7/12/2017         $1,277,440              --        --    $  6,398

      * Represents net sale cost.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)


(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(e) All or a portion of security held as collateral in connection with open derivative transactions and reverse repurchase agreements.

(f) The security is a perpetual bond and has no definite maturity date.

(g) Represents or includes a "to-be-announced" transaction. The Master Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(h) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(i) Subject to principal paydowns.

(j) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

  o For Master Portfolio compliance purposes, the Master Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Forward foreign exchange contracts as of September 30, 2007 were as follows:

    Foreign Currency            Settlement                      Unrealized
    Purchased                      Date                        Appreciation

    EUR      4,870,000         October 2007                     $   273,151
    JPY 13,263,618,449         October 2007                       3,858,729
                                                                -----------
    Total Unrealized Appreciation on Forward
    Foreign Exchange Contracts
    (USD Commitment--$118,534,679)                              $ 4,131,880
                                                                ===========


                                                               Unrealized
    Foreign Currency            Settlement                    Appreciation
    Sold                           Date                      (Depreciation)

    EUR      9,742,000         October 2007                     $ (438,413)
    JPY  4,731,285,000         October 2007                         946,710
    MXN     30,988,640         October 2007                          35,916
    NZD      1,296,466         October 2007                          28,551
                                                                -----------
    Total Unrealized Appreciation on Forward
    Foreign Exchange Contracts--Net
    (USD Commitment--$59,559,672)                               $   572,764
                                                                ===========


  o Financial futures contracts purchased as of September 30, 2007 were as follows:

                                                                  Unrealized
    Number of                       Expiration        Face       Appreciation
    Contracts        Issue             Date          Value      (Depreciation)

      387          Euro Bund         December
                     Future            2007      $ 62,589,746     $  (408,395)
      112         Euro Dollar        December
                     Future            2008      $ 26,573,730          218,070
       41         10-Year U.S.       December
                 Treasury Bond         2007      $  4,470,371           10,160
      791          Euro BOBL         December
                                       2007      $121,430,200           24,376
                                                                  ------------
    Total Unrealized Depreciation--Net                            $  (155,789)
                                                                  ============


  o Financial futures contracts sold as of September 30, 2007 were as follows:

                                                                  Unrealized
    Number of                       Expiration        Face       Appreciation
    Contracts        Issue             Date          Value      (Depreciation)

     1,801        2-Year U.S.        December
                 Treasury Bond         2007      $372,249,751     $  (641,669)
     2,916        5-Year U.S.        December
                 Treasury Bond         2007      $312,131,847           28,722
       781       30-Year U.S.        December
                 Treasury Bond         2007      $ 87,571,737          612,268
                                                                  ------------
    Total Unrealized Depreciation--Net                            $      (679)
                                                                  ============


  o Swaps outstanding as of September 30, 2007 were as follows:


                                                                  Unrealized
                                                   Notional      Appreciation
                                                    Amount      (Depreciation)

    Receive (pay) a variable return based on the change in the spread return of the Lehman
    Brothers CMBS Aaa 8.5+ Yr Index and pay
    a floating rate based on minus .485%

    Broker, Wachovia Bank NA
    Expires October 2007                        USD  10,000,000             --

    Pay (receive) a variable return based on the change in the spread return of the Lehman
    Brothers CMBS AAA 8.5+ Index and
    receive a floating rate based on the spread plus .40%

    Broker, Morgan Stanley Capital Services Inc.
    Expires October 2007                        USD   3,370,000             --

    Sold credit default protection on
    Comcast Cable Communications, Inc. and
    receive 1.15%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires September 2008                      USD   7,115,000     $   75,411

    Receive a fixed rate of 3.401% and pay
    3.875% on Treasury Inflation Protected
    Securities (TIPS) adjusted principal

    Broker, JPMorgan Chase Bank
    Expires January 2009                        USD  19,239,000      (233,631)

    Receive a fixed rate of 5.496% and pay a floating rate based on 3-month USD LIBOR

    Broker, Bank of America NA
    Expires July 2009                           USD  10,000,000        144,730

    Receive a fixed rate of 4.7775% and pay a floating rate based on 3-month USD LIBOR

    Broker, CitiBank N.A.
    Expires August 2009                         USD 172,000,000        323,259

    Receive a fixed rate of 5.2725% and pay a floating rate based on 3-month LIBOR

    Broker, CitiBank N.A.
    Expires October 2009                        USD  51,500,000        618,953



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (continued)               Master Total Return Portfolio

                                                              (in U.S. dollars)

  o Swaps outstanding as of September 30, 2007 were as follows (continued):

                                                                  Unrealized
                                                   Notional      Appreciation
                                                    Amount      (Depreciation)

    Receive a fixed rate of 4.51% and pay a
    floating rate based on 3-month USD LIBOR

    Broker, UBS Warburg
    Expires September 2010                      USD   5,600,000   $   (30,030)

    Receive a fixed rate of 5% and pay a
    floating rate based on 3-month USD LIBOR

    Broker, Deutsche Bank AG London
    Expires November 2010                       USD   4,000,000         31,364

    Receive a fixed rate of 5.158% and pay a floating rate based on 3-month USD LIBOR

    Broker, Goldman Sachs Capital Markets, L.P.
    Expires November 2010                       USD   5,700,000         70,385

    Bought credit default protection on Sara
    Lee Corp. and pay 0.57%

    Broker, Lehman Brothers Special Finance
    Expires December 2010                       USD   7,580,000       (93,810)

    Bought credit default protection on
    RadioShack Corp. and pay 1.16%

    Broker, UBS Warburg
    Expires December 2010                      USD   7,625,000       (38,705)

    Bought credit default protection on
    Limited Brands, Inc. and pay 1.065%

    Broker, UBS Warburg
    Expires December 2010                       USD   7,625,000      (119,987)

    Receive a fixed rate of 4.17% and pay
    3.50% on Treasury Inflation Protected
    Securities (TIPS) adjusted principal

    Broker, Morgan Stanley Capital Services, Inc.
    Expires January 2011                        USD  16,600,000      (809,254)

    Bought credit default protection on Sara
    Lee Corp. and pay 0.604%

    Broker, JPMorgan Chase Bank
    Expires March 2011                          USD   7,720,000      (104,699)

    Bought credit default protection on
    Limited Brands, Inc. and pay 0.73%

    Broker, Lehman Brothers Special Finance
    Expires March 2011                          USD   7,720,000       (29,344)

    Bought credit default protection on
    Computer Sciences Corp. and pay 0.88%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires June 2011                           USD   7,770,000      (173,520)

    Receive a fixed rate of 4.906% and pay a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expires December 2011                       USD 200,000,000        614,547

    Receive a fixed rate of 4.946% and pay a floating rate based on 3-month LIBOR

    Broker, CitiBank N.A.
    Expires December 2011                       USD  76,800,000        327,466



                                                                  Unrealized
                                                   Notional      Appreciation
                                                    Amount      (Depreciation)

    Receive a fixed rate of 4.897% and pay a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires December 2011                       USD 165,000,000     $  399,115

    Pay a fixed rate of 5.0016% and receive a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expires January 2012                        USD  63,300,000      (443,238)

    Pay a fixed rate of 5.58875% and receive a floating rate based on 3-month USD LIBOR

    Broker, Goldman Sachs Capital Markets, L.P.
    Expires July 2012                           USD  57,600,000    (1,780,967)

    Sold credit default protection on Colombia
    (Republic of) and receive 1.31%

    Broker, Deutsche Bank AG London
    Expires August 2012                         USD   9,610,000         71,912

    Sold credit default protection on Lehman
    Brothers Holdings and receive 0.95%

    Broker, Deutsche Bank AG London
    Expires September 2012                      USD   3,625,000         17,527

    Sold credit default protection on Lehman
    Brothers Holdings, Inc. and receive 1.23%

    Broker, Deutsche Bank AG London
    Expires September 2012                      USD     670,000         11,410

    Sold credit default protection on Lehman
    Brothers Holdings, Inc. and receive 1.12%

    Broker, Deutsche Bank AG London
    Expires September 2012                      USD   9,000,000        110,151

    Bought credit default protection on
    Eastman Chemical Co. and pay 0.68%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires September 2013                      USD   7,800,000      (115,627)

    Pay a fixed rate of 4.88911% and receive a floating rate based on 3-month USD LIBOR

    Broker, Goldman Sachs Capital Markets
    Expires August 2014                         USD   8,000,000         49,412

    Pay a fixed rate of 5.03382% and receive a floating rate based on 3-month USD LIBOR

    Broker, Deutsche Bank AG London
    Expires April 2015                          USD   3,500,000       (84,792)

    Pay a fixed rate of 4.5% and receive a
    floating rate based on 3-month USD LIBOR

    Broker, JPMorgan Chase Bank
    Expires May 2015                            USD   2,400,000         61,146

    Receive a fixed rate of 4.725% and pay a floating rate based on 3-month USD LIBOR

    Broker, Morgan Stanley Capital Services Inc.
    Expires August 2015                         USD   4,700,000      (109,694)



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Schedule of Investments (concluded)               Master Total Return Portfolio

                                                              (in U.S. dollars)


o   Swaps outstanding as of September 30, 2007 were as follows (concluded):


                                                                  Unrealized
                                                   Notional      Appreciation
                                                    Amount      (Depreciation)

    Receive a fixed rate of 5.94% and pay a
    floating rate based on 3-month USD LIBOR

    Broker, Union Bank of Switzerland, A.G.
    Expires December 2015                       USD   1,400,000    $    76,567

    Receive a fixed rate of 6.65% and pay a
    floating rate based on 3-month NZD Bank
    Bill Rate

    Broker, Citibank NA
    Expires December 2015                       NZD   2,000,000       (86,507)

    Receive a fixed rate of 5.723% and pay a floating rate based on 3-month USD LIBOR

    Broker, JPMorgan Chase Bank
    Expires July 2016                           USD   4,800,000        197,028

    Receive a fixed rate of 5.275% and pay a floating rate based on 3-month USD LIBOR

    Broker, Deutsche Bank AG London
    Expires October 2016                        USD   2,200,000         19,089

    Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires November 2016                       USD  17,100,000      (141,282)

    Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires January 2017                        USD   7,400,000       (30,512)

    Receive a fixed rate of 5.16% and pay a
    floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires February 2017                       USD  30,300,000       (59,051)

    Receive a fixed rate of 5.295% and pay a floating rate based on 3-month USD LIBOR

    Broker, UBS Warburg
    Expires February 2017                       USD   9,600,000         86,037

    Pay a fixed rate of 5.071% and receive a floating rate based on 3-month LIBOR

    Broker, UBS Warburg
    Expires March 2017                          USD  70,300,000        545,926

    Receive a fixed rate of 5.25% and pay a
    floating rate based on 3-month USD LIBOR

    Broker, Goldman Sachs Capital Markets, L.P
    Expires April 2017                          USD     900,000        (5,928)

    Pay a fixed rate of 5.6825% and receive a floating rate based on 3-month LIBOR

    Broker, Lehman Brothers Special Finance
    Expires June 2017                           USD  49,200,000    (1,847,033)

    Pay a fixed rate of 5.85% and receive a
    floating rate based on 3-month USD LIBOR

    Broker, Deutsche Bank AG London
    Expires June 2017                           USD   1,300,000       (64,282)



                                                                  Unrealized
                                                   Notional      Appreciation
                                                    Amount      (Depreciation)

    Pay a fixed rate of 5.74% and receive a
    floating rate based on 3-month USD LIBOR

    Broker, Deutsche Bank AG London
    Expires June 2017                           USD   1,800,000   $   (73,961)

    Pay a fixed rate of 5.725% and receive a floating rate based on 3-month LIBOR

    Broker, Deutsche Bank AG London
    Expires June 2017                           USD  58,800,000    (2,383,969)

    Pay a fixed rate of 5.5451% and receive a floating rate based on 3-month USD LIBOR

    Broker, Deutsche Bank AG London
    Expires June 2017                           USD   2,300,000       (60,459)

    Pay a fixed rate of 5.775% and receive a floating rate based on 3-month USD LIBOR

    Broker, Deutsche Bank AG London
    Expires July 2017                           USD  16,800,000      (749,532)

    Pay a fixed rate of 5.6425% and receive a floating rate based on 3-month USD LIBOR

    Broker, Citibank NA
    Expires July 2017                           USD   8,800,000      (303,457)

    Receive a fixed rate of 5.3175% and pay a floating rate based on 3-month USD LIBOR

    Broker, Barclays Bank PLC
    Expires August 2017                         USD  17,000,000        153,797

    Pay a fixed rate of 4.968% and receive a floating rate based on 3 month USD-LIBOR

    Broker, Deutsche Bank AG London
    Expires September 2017                      USD  79,700,000      1,506,420

    Pay a fixed rate of 5.26054% and receive a floating rate based on 3-month USD LIBOR

    Broker, Morgan Stanley Capital Services Inc.
    Expires September 2017                      USD  56,600,000      (249,369)

    Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires August 2022                         USD  86,925,000        438,925

    Receive a fixed rate of 5.411% and pay a floating rate based on 3-month USD LIBOR

    Broker, Goldman Sachs Capital Markets, L.P.
    Expires April 2027                          USD   1,700,000        (1,365)
                                                                  ------------
    Total                                                         $(4,273,428)
                                                                  ============


  o Currency Abbreviations:
       EUR   Euro
       JPY   Japanese Yen
       MXN   Mexican Peso
       NZD   New Zealand Dollar
       USD   U.S. Dollar

    See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Statement of Assets and Liabilities                                                                 Master Total Return Portfolio

As of September 30, 2007
Assets

Investments in unaffiliated securities, at value (identified cost--$6,571,015,660)                                $ 6,559,315,449
Investments in affiliated securities, at value (identified cost--$1,290,677)                                            1,293,808
Options purchased, at value (premiums paid--$57,475,392)                                                               66,489,762
Unrealized appreciation on swaps                                                                                        5,950,576
Swap premiums paid                                                                                                         46,404
Cash                                                                                                                   12,371,990
Unrealized appreciation on forward foreign exchange contracts                                                           5,143,057
Foreign cash (cost--$534,391)                                                                                             540,272
Receivables:
   Securities sold                                                                             $ 1,127,207,192
   Interest                                                                                         28,763,334
   Contributions                                                                                    13,402,119
   Swaps                                                                                             8,402,799
   Options written                                                                                     971,306
   Dividends                                                                                           201,219
   Principal paydowns                                                                                   72,551      1,179,020,520
                                                                                               ---------------
Prepaid expenses and other assets                                                                                          74,577
                                                                                                                  ---------------
Total assets                                                                                                        7,830,246,415
                                                                                                                  ---------------

Liabilities

TBA sale commitments (proceeds--$667,829,420)                                                                         670,904,145
Cash held as collateral for swaptions                                                                                  19,400,000
Reverse repurchase agreements                                                                                          57,902,000
Options written, at value (premiums received--$11,297,031)                                                             12,473,203
Unrealized depreciation on swaps                                                                                       10,224,004
Unrealized depreciation on forward foreign exchange contracts                                                             438,413
Payables:
   Securities purchased                                                                          3,040,719,545
   Withdrawals                                                                                      30,030,670
   Variation margin                                                                                  2,908,250
   Swaps                                                                                             1,945,639
   Investment adviser                                                                                  191,584
   Interest expense                                                                                     44,527
   Other affiliates                                                                                     14,352      3,075,854,567
                                                                                               ---------------
Accrued expenses and other liabilities                                                                                  2,877,923
                                                                                                                  ---------------
Total liabilities                                                                                                   3,850,074,255
                                                                                                                  ---------------

Net Assets

Net assets                                                                                                        $ 3,980,172,160
                                                                                                                  ===============

Net Assets Consist of

Investors' capital                                                                                                $ 3,986,880,500
Unrealized depreciation--net                                                                                          (6,708,340)
                                                                                                                  ---------------
Net Assets                                                                                                        $ 3,980,172,160
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Statement of Operations                                                                             Master Total Return Portfolio

For the Year Ended September 30, 2007
Investment Income

Interest (including $13,742 from affiliates)                                                                      $   179,483,975
Dividends                                                                                                                 794,016
Securities lending--net                                                                                                   202,454
                                                                                                                  ---------------
Total income                                                                                                          180,480,445
                                                                                                                  ---------------

Expenses

Investment advisory fees                                                                       $     2,174,631
Accounting services                                                                                    637,528
Custodian fees                                                                                         123,574
Professional fees                                                                                       74,526
Interest expense on reverse repurchase agreements                                                       57,133
Pricing fees                                                                                            44,556
Directors' fees and expenses                                                                            34,354
Printing and shareholder reports                                                                         1,741
Other                                                                                                   75,999
                                                                                               ---------------
Total expenses                                                                                                          3,224,042
                                                                                                                  ---------------
Investment income--net                                                                                                177,256,403
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

Realized gain (loss) on:
   Investments--net                                                                                 10,643,079
   Financial futures contracts and swaps--net                                                     (24,994,152)
   Options written--net                                                                              2,012,629
   Foreign currency transactions--net                                                              (3,348,776)       (15,687,220)
                                                                                               ---------------
Change in unrealized appreciation/depreciation on:
   Investments--net                                                                               (15,656,868)
   Financial futures contracts and swaps--net                                                        1,815,776
   Options written--net                                                                            (1,683,929)
   Foreign currency transactions--net                                                                4,638,687       (10,886,334)
                                                                                               ---------------    ---------------
Total realized and unrealized loss--net                                                                              (26,573,554)
                                                                                                                  ---------------
Net Increase in Net Assets Resulting from Operations                                                              $   150,682,849
                                                                                                                  ===============

See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Statements of Changes in Net Assets                                                                 Master Total Return Portfolio

                                                                                                         For the Year Ended
                                                                                                           September 30,
Increase (Decrease) in Net Assets:                                                                    2007               2006
Operations

Investment income--net                                                                         $   177,256,403    $   137,846,598
Realized loss--net                                                                                (15,687,220)       (37,631,688)
Change in unrealized appreciation/depreciation--net                                               (10,886,334)          6,880,321
                                                                                               ---------------    ---------------
Net increase in net assets resulting from operations                                               150,682,849        107,095,231
                                                                                               ---------------    ---------------

Capital Transactions

Proceeds from contributions                                                                      1,930,068,321        636,922,287
Fair value of withdrawals                                                                      (1,002,815,645)      (713,610,950)
                                                                                               ---------------    ---------------
Net increase (decrease) in net assets derived from capital transactions                            927,252,676       (76,688,663)
                                                                                               ---------------    ---------------

Net Assets

Total increase in net assets                                                                     1,077,935,525         30,406,568
Beginning of year                                                                                2,902,236,635      2,871,830,067
                                                                                               ---------------    ---------------
End of year                                                                                    $ 3,980,172,160    $ 2,902,236,635
                                                                                               ===============    ===============

See Notes to Financial Statements.



Financial Highlights                                                                                Master Total Return Portfolio


                                                                                                                 For the Period
                                                                                      For the Year Ended       October 1, 2003++
The following per share data and ratios have been derived                               September 30,           to September 30,
from information provided in the financial statements.                     2007          2006          2005           2004
Total Investment Return

Total investment return                                                    4.45%          3.88%          3.13%          4.34%++++
                                                                    ============   ============   ============       ============

Ratios to Average Net Assets

Expenses, excluding interest expense                                        .10%           .12%           .10%               .10%
                                                                    ============   ============   ============       ============
Expenses                                                                    .10%           .12%           .10%               .10%
                                                                    ============   ============   ============       ============
Investment income--net                                                     5.35%          4.90%          3.81%              3.39%
                                                                    ============   ============   ============       ============

Supplemental Data

Net assets, end of period (in thousands)                            $  3,980,172   $  2,902,237   $  2,871,830       $  2,726,752
                                                                    ============   ============   ============       ============
Portfolio turnover                                                          153%           208%           235%               258%
                                                                    ============   ============   ============       ============

     ++ Commencement of operations.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements                     Master Total Return Portfolio


1. Significant Accounting Policies:
Master Total Return Portfolio (formerly "Master Bond Portfolio") (the "Master Portfolio") is a part of Master Bond LLC (the "Master LLC") and is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Limited Liability Company Agreement (the "LLC Agreement") permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue nontransferable interests in the Master LLC/Trust, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Directors of the Master LLC and the Board of Trustees of the Trust are referred to as the Board of Directors. The Master Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Master LLC under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange traded options are valued at the mean price and previously were valued at the last sale price. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and options thereon are valued based upon quoted fair valuations received daily by the Master Portfolio from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Reverse repurchase agreements are valued at cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC.

Equity securities held by the Master Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services in accordance with a valuation policy approved by the Board of Directors of the Master LLC. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments--The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Master Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)         Master Total Return Portfolio


* Options--The Master Portfolio may purchase and write call and put options. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold.
When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master Portfolio may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

* Swaps--The Master Portfolio may enter into swap agreements, which are OTC contracts in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Master Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Master Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Where the Master Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (continued)         Master Total Return Portfolio


(g) TBA commitments--The Master Portfolio may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Master Portfolio's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(h) Reverse repurchase agreements--The Master Portfolio may enter into repurchase agreements. Under reverse repurchase agreements, the Master Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Master Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Master Portfolio does not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Master Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement. At the time the Master Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(i) Mortgage dollar rolls--The Master Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type) coupon and maturity securities on a specific future date.

(j) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Master Portfolio's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Master Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, FASB Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Master Portfolio's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Master LLC, on behalf of the Master Portfolio, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Master Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays a monthly fee with respect to the Master Portfolio based upon the aggregate average daily value of the net assets of the Master Portfolio and BlackRock High Income Fund of BlackRock Bond Fund, Inc. at an annual rate of .20% of the average daily net assets not exceeding $250 million; .15% of average daily net assets in excess of $250 million but less than $500 million; .10% of average daily net assets in excess of $500 million but less than $750 million and .05% in excess of $750 million. For the year ended September 30, 2007, the aggregate average daily net assets of the Master Portfolio and BlackRock High Income Fund was approximately $4,786,830,000. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Master Portfolio to the Manager.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Notes to Financial Statements (concluded)         Master Total Return Portfolio


The Master Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Master Portfolio has retained BlackRock Investment Management, LLC ("BIM") as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master Portfolio, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended September 30, 2007, BIM received $81,040 in securities lending agent fees from the Master Portfolio.

For the year ended September 30, 2007, the Master Portfolio reimbursed the Manager $62,443 for certain accounting services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended September 30, 2007 were $6,756,331,976 and $7,230,855,196, respectively.

Transactions in call options written for the year ended September 30, 2007 were as follows:

                                             Number of           Premiums
                                            Contracts*           Received

Outstanding call options written,
  beginning of year                                 --                 --
Options written                                  1,161    $     7,695,728
Options closed                                    (93)        (2,039,400)
Options expired                                     --                 --
                                       ---------------    ---------------
Outstanding call options written,
end of year                                      1,068    $     5,656,328
                                       ===============    ===============


Transactions in put options written for the year ended September 30, 2007 were as follows:


                                             Number of           Premiums
                                            Contracts*           Received

Outstanding put options written,
  beginning of year                              1,311    $       528,241
Options written                                  1,348          7,755,451
Options closed                                    (93)        (2,039,400)
Options expired                                (1,498)          (603,589)
                                       ---------------    ---------------
Outstanding put options written,
  end of year                                    1,068    $     5,640,703
                                       ===============    ===============

  * Some contracts represent a notional amount of $1,000,000.


4. Short-Term Borrowings:
The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master Portfolio pays a commitment fee of .06% per annum based on the Master Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2007.


5. Reverse Repurchase Agreements:
For the period ended September 24, 2007 to September 30, 2007 the Master Portfolio's average amount outstanding was approximately $51,022,000 and daily weighted average interest rate was 4.56%.


6. Acquisitions:
On October 16, 2006, an investor of the Master Portfolio acquired all of the net assets of BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc. pursuant to a plan of reorganization. As a result of the reorganization, which included $674,588 of net unrealized depreciation, the Master Portfolio received an in-kind contribution of portfolio securities.

On September 24, 2007, an investor of the Master Portfolio acquired all of the net assets of BlackRock Total Return Portfolio of BlackRock Funds II, pursuant to a plan of reorganization. As a result of the reorganization, which included $2,150,618 of net unrealized depreciation, the Master Portfolio received an in-kind contribution of portfolio securities.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Report of Independent Registered Public Accounting Firm
                                                  Master Total Return Portfolio


To the Investors and Board of Directors of Master Bond LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Total Return Portfolio, (formerly Master Bond Portfolio), of Master Bond LLC (formerly Master Bond Trust) (the "Master LLC") as of September 30, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Total Return Portfolio of Master Bond LLC as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2007



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Officers and Directors as of September 30, 2007

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                        Position(s)  Length of                                                   Fund Complex   Other Public
Name, Address           Held with    Time                                                        Overseen by    Directorships
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Interested Director


Robert C. Doll, Jr.*    Fund         2005 to    Vice Chairman and Director of BlackRock, Inc.,   120 Funds      None
P.O. Box 9011           President    2007       Global Chief Investment Officer for Equities,    161 Portfolios
Princeton, NJ           and                     Chairman of the BlackRock Retail Operating
08543-9011              Director                Committee, and member of the BlackRock Executive
1954                                            Committee since 2006; President of the funds
                                                advised by Merrill Lynch Investment Managers, L.P.
                                                ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                funds") from 2005 to 2006 and Chief Investment
                                                Officer thereof from 2001 to 2006; President of
                                                MLIM and Fund Asset Management, L.P. ("FAM") from
                                                2001 to 2006; Co-Head (Americas Region) thereof
                                                from 2000 to 2001 and Senior Vice President from
                                                1999 to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief Investment
                                                Officer of OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                        Position(s)  Length of                                                   Fund Complex   Other Public
Name, Address           Held with    Time                                                        Overseen by    Directorships
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Independent Directors*


Ronald W. Forbes**      Director     1981 to    Professor Emeritus of Finance, School of         46 Funds       None
P.O. Box 9095                        2007       Business, State University of New York at        48 Portfolios
Princeton, NJ                                   Albany since 2000 and Professor thereof
08543-9095                                      from 1989 to 2000; International Consultant,
1940                                            Urban Institute, Washington, D.C. from 1995
                                                to 1999.


Cynthia A. Montgomery   Director     1994 to    Professor, Harvard Business School since 1989;   46 Funds       Newell
P.O. Box 9095                        2007       Associate Professor, J.L. Kellogg Graduate       48 Portfolios  Rubbermaid, Inc.
Princeton, NJ                                   School of Management, Northwestern University                   (manufacturing)
08543-9095                                      from 1985 to 1989; Associate Professor, Graduate
1952                                            School of Business Administration, University
                                                of Michigan from 1979 to 1985; Director, Harvard
                                                Business School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001; Counsel     46 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment       48 Portfolios
Princeton, NJ                                   adviser) in 2000; General Counsel, Director
08543-9095                                      and Secretary of Sanford C. Bernstein & Co.,
1945                                            Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                and Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to    President, Middle East Institute, from 1995      46 Funds       None
P.O. Box 9095                        2007       to 2001; Foreign Service Officer, United States  48 Portfolios
Princeton, NJ                                   Foreign Service, from 1961 to 1995 and Career
08543-9095                                      Minister from 1989 to 1995; Deputy Inspector
1935                                            General, U.S. Department of State, from 1991
                                                to 1994; U.S. Ambassador to the Hashemite
                                                Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1980 to    Professor of Finance from 1984 to 1995, Dean     46 Funds       Bowne & Co., Inc.
P.O. Box 9095                        present    from 1984 to 1993 and since 1995 Dean Emeritus   48 Portfolios  (financial
Princeton, NJ                                   of New York University's Leonard N. Stern                       printers);
08543-9095                                      School of Business Administration.                              Vornado Realty
1938                                                                                                            Trust (real
                                                                                                                estate company );
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Officers and Directors (concluded)


                        Position(s)  Length of
Name, Address           Held with    Time
and Year of Birth       Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    2007 and   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton, NJ           and          1999 to    ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
08543-9011              Treasurer    2007       Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
1960                                            to 1997.


Karen Clark             Chief        2007       Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance              BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ           Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                      from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                            to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                Commission, from 1993 to 1998.


Howard Surloff          Secretary    2007 to    Managing Director of BlackRock Inc. and  General Counsel of U.S. Funds at
P.O. Box 9011                        present    BlackRock, Inc since 2006. General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ                                   Management from 1993 to 2006.
08543-9011
1965


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Proxy Results


During the six-month period ended September 30, 2007, the shareholders of BlackRock Total Return Fund of BlackRock Bond Fund, Inc. voted on the following proposals, which were approved at a special shareholders' meeting on September 7, 2007. The proposal to elect the Fund's Board of Directors was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposals and number of shares voted are as follows:



                                                                                           Shares Voted     Shares Withheld
                                                                                               For            From Voting
To elect the Fund's Board of Directors:  James H. Bodurtha                                 215,107,653         6,394,086
                                         Bruce R. Bond                                     215,128,580         6,373,159
                                         Donald W. Burton                                  215,119,617         6,382,122
                                         Richard S. Davis                                  215,114,223         6,387,516
                                         Stuart E. Eizenstat                               215,085,544         6,416,195
                                         Laurence D. Fink                                  215,119,555         6,382,184
                                         Kenneth A. Froot                                  215,108,576         6,393,163
                                         Henry Gabbay                                      215,123,738         6,378,001
                                         Robert M. Hernandez                               215,114,933         6,386,806
                                         John F. O'Brien                                   215,092,266         6,409,473
                                         Roberta Cooper Ramo                               215,131,264         6,370,475
                                         Jean Margo Reid                                   215,137,937         6,363,802
                                         David H. Walsh                                    215,109,528         6,392,211
                                         Fred G. Weiss                                     215,117,032         6,384,707
                                         Richard R. West                                   215,105,054         6,396,685



                                                                     Shares Voted          Shares Voted       Shares Voted
                                                                         For                 Against            Abstain
To approve a change in the Fund's investment objective.              121,157,724            2,134,890          3,609,879



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



BlackRock Fund Information


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050


 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.     SEPTEMBER 30, 2007


Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

           Ronald W. Forbes (term ended, effective November 1, 2007) Robert M. Hernandez (term began, effective November 1, 2007) Fred G. Weiss (term began, effective November 1, 2007)
           Richard R. West
           Edward D. Zinbarg (retired as of December 31, 2006)

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services

                      (a) Audit Fees       (b) Audit-Related Fees (1)        (c) Tax Fees (2)       (d) All Other Fees (3)

                  Current      Previous       Current      Previous       Current      Previous      Current       Previous
                Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year   Fiscal Year   Fiscal Year
Entity Name         End          End            End          End            End          End           End           End
Master Total
Return Portfolio
of Master         $45,500      $45,500           $0           $0           $9,200       $9,200          $0            $0
Bond LLC

BlackRock Total
Return Fund
of BlackRock      $37,074       $6,600           $0           $0           $6,100       $6,000        $1,042          $0
Bond Fund, Inc.


(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.


           (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                 The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
           a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:

                                             Current            Previous
                                           Fiscal Year        Fiscal Year
           Entity Name                         End                End

           Master Total Return Portfolio
           of Master Bond LLC                $293,700          $3,059,450

           BlackRock Total Return Fund of
           BlackRock Bond Fund, Inc.         $291,642          $3,056,250


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and
Master Total Return Portfolio of Master Bond LLC


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC


Date: November 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Executive Officer (principal executive officer) of
       BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC


Date: November 20, 2007


By:    /s/ Neal J. Andrews
       -------------------
       Neal J. Andrews,
       Chief Financial Officer (principal financial officer) of
       BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC


Date: November 20, 2007